Exhibit 10.1

Execution Version

SETTLEMENT AGREEMENT

THIS SETTLEMENT AGREEMENT (the “Agreement”), is effective the 22nd day of January, 2009, among Toreador Resources Corporation, a Delaware corporation (the “Company”), Nanes Balkany Partners I LP, a Delaware limited partnership (“Nanes Balkany”), Nigel J. Lovett, an individual (“Lovett”), John M. McLaughlin, an individual (“McLaughlin”), Julien Balkany, an individual (“Balkany”), Craig M. McKenzie, an individual (“McKenzie”), and Peter Hill, an individual (“Hill”) (Balkany, McKenzie and Hill are each a “New Director” and collectively, the “New Directors”).

WHEREAS, Nanes Balkany has given notice of its intention, at the 2009 annual meeting of the Company’s stockholders, or any other meeting of stockholders held in lieu thereof, and at any adjournments, postponements, reschedulings or continuations thereof (“2009 Annual Meeting”), to nominate three (3) nominees to be elected to the Company’s board of directors (“Board”); and

WHEREAS, the Company and Nanes Balkany have each determined that it is in their respective best interests and in the best interests of the Company’s stockholders to enter into this Agreement whereby, among other things, the Company will appoint the New Directors to the Board and Nanes Balkany will abandon its nomination of directors, in each case as more fully provided herein;

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.

Section 1.1                              Board Matters; Nominations at 2009 Annual Meeting.

(a)          Subject to the terms hereof and contemporaneously herewith, Nanes Balkany and its Affiliates hereby withdraw their nominations for director in connection with the 2009 Annual Meeting by way of that certain letter to the Company dated January 14, 2009.  For purposes of this Agreement, “Affiliate” means, with respect to any person, any other person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such first person, and any employees, officers, directors, managers, members or partners of any such person.

(b)         Subject to the terms hereof and contemporaneously herewith, the Company has taken all requisite action (including the calling of a special meeting of the Board to approve such actions) to:

(i)                                   accept and recognize the resignations of Lovett and McLaughlin as directors of the Company as of the date hereof (as set forth in Section 1.3) so that, in addition to David M. Brewer’s prior resignation as a director of the Company, there are three (3) vacancies on the Board;

(ii)                                elect each of the New Directors to serve as a director of the Company to fill the three (3) vacancies thus created and to serve in such capacity until the 2009 Annual Meeting or until their successors are duly elected and qualified; and

(iii)                             elect Hill as the non-executive Chairman of the Board to serve in such capacity until the appointment of his successor as non-executive Chairman of the Board.

(c)                                  Subject to the terms hereof, the Company hereby covenants and agrees that at the 2009 Annual Meeting the New Directors will be nominated for election as directors of the Company for terms expiring at the 2010 annual meeting of the Company’s stockholders (“2010 Annual Meeting”) or until their successors are duly elected and qualified.  Prior to the 2009 Annual Meeting, (i) the Board shall recommend (and shall not change such recommendation in a manner adverse to the New Directors unless required to do so by the Board’s fiduciary duties) that the Company’s stockholders vote in favor of the New Directors at the 2009 Annual Meeting and (ii) the Company shall solicit proxies for the election of the New Directors at the 2009 Annual Meeting.

(d)                                 Subject to the terms hereof, the Company also hereby covenants and agrees that in addition to the nomination of the New Directors as set forth herein (i) up to a maximum number of four (4) individuals (which may include current directors of the Company) (the “Additional Nominees”) shall be nominated at the 2009 Annual Meeting for election as directors of the Company for terms commencing at the close of the 2009 Annual Meeting in accordance with the recommendations of the Nominating and Corporate Governance Committee of the Board; (ii) at the 2009 Annual Meeting, the Board shall recommend (and shall not change such recommendations unless required to do so by the Board’s fiduciary duties) that the Company’s stockholders vote in favor of the Additional Nominees; and (iii) the Company shall solicit proxies for the election of the Additional Nominees at the 2009 Annual Meeting; it being understood that the Nominating and Corporate Governance Committee shall consider the nomination of Tom C. Davis, as previously made by Frederic Auberty, Antonia Lee, the Estate of William I. Lee, Deceased, Auberty Co., Inc., Auberty 2001 Trust and Wilco Properties, Inc. for election commencing at the close of the 2009 Annual Meeting.

(e)                                  At any time prior to the 2010 Annual Meeting, should either Balkany or McKenzie resign from the Board, be rendered unable to serve on the Board by reason of death or disability, or decide not to seek election to the Board at the 2009 Annual Meeting or the 2010 Annual Meeting, Nanes Balkany shall, with the consent of the Company (which consent shall not be unreasonably withheld or delayed), be entitled to designate a replacement for Balkany or McKenzie as a director (or nominee for director) who is deemed reasonably qualified by the Board, and the Company shall take all necessary action to implement the foregoing as promptly as practicable.  Any such designated replacement who becomes a Board member under this Section 1.1(e) shall be deemed to be a New Director for all purposes under this Agreement and, prior to his or her appointment to the Board, shall be required to agree in writing, to the extent applicable, to the provisions of Section 1.1(f) and (g) of this Agreement.

(f)                                    Subject to the terms hereof, the Company also hereby covenants and agrees to recommend to the full Board and seek the approval of Hill as non-executive Chairman of the Board until after the 2010 Annual Meeting.

(g)                                 Each New Director agrees to provide to the Company upon its request, without unreasonable delay, true and complete information regarding such New Director required by law to be included in the Company’s proxy materials relating to the 2009 Annual Meeting.

(h)                                 The Company agrees that each New Director shall receive (i) the same benefits of director and officer insurance, and any indemnity and exculpation arrangements available generally to the directors on the Board and (ii) the same compensation for his or her service as a director as the compensation received by other directors on the Board.

Section 1.2                                      Board Committees. The Company agrees that Balkany and Hill shall be offered, promptly upon the execution of this Agreement, the opportunity to assume the following roles in the Board’s committees: (i) Balkany shall be elected to serve as a member of the Executive Committee and the Nominating and Corporate Governance Committee, and (ii) Hill shall be elected to serve as member of the Executive Committee, Nominating and Corporate Governance Committee, Audit Committee and the Compensation Committee; provided that in all such cases that each of Balkany and Hill shall be entitled to be a member of any committee of the Board only if he meets any independence or other requirements under applicable law and the rules and regulations of the Nasdaq Stock Market or other securities exchange that the Company’s securities may then be traded for service on such committee.

Section 1.3                                      Resignations. Simultaneously with the execution of this Agreement and the Separation and Mutual Release Agreement by and between Lovett and the Company attached as Exhibit A hereto, the Release Agreement by and between Lovett and Nanes Balkany attached as Exhibit B hereto, the Resignation and Mutual Release Agreement by and between McLaughlin and the Company attached as Exhibit C hereto, the Release Agreement by and between McLaughlin and Nanes Balkany attached as Exhibit D hereto, and a separate Indemnity Agreement by and between Lovett and the Company and by and between McLaughlin and the Company in the form attached as Exhibit E hereto, Lovett hereby irrevocably resigns as the President and Chief Executive Officer and a director of the Company, and McLaughlin hereby irrevocably resigns as a director of the Company.  The parties hereto agree and acknowledge that the preceding sentence shall serve as Lovett’s and McLaughlin’s formal irrevocable resignations delivered to the Company and upon execution of this Agreement and the agreements attached as Exhibits A through E, all of which agreements shall be executed concurrently with the execution of this Agreement, no additional agreement, notice or action shall be necessary to immediately effectuate such resignations in accordance therewith.  Lovett and McLaughlin each agree that he shall not contest or seek to contest the validity or effectiveness of such resignations.

Section 1.4                                      Severance Agreement.  As set forth in the Separation and Mutual Release Agreement attached as Exhibit A, the Company hereby acknowledges that Lovett will be due certain severance payments under Section 3(d)(ii) of his Employment Agreement with the Company, dated March 12, 2008 and the Company shall pay such amounts promptly in accordance with the terms of such agreement.

Section 1.5                                      Appointment of New Officer.  Subject to the terms hereof and contemporaneously herewith, McKenzie will be appointed as the interim Chief Executive Officer and President of the Company.  While serving as interim Chief Executive Officer, McKenzie’s compensation and benefits shall be $35,000 per month plus substantially similar benefits as paid to the previous President and Chief Executive Officer, under the terms and conditions set forth in that certain Letter Agreement attached as Exhibit F hereto to be executed concurrently with the execution of this Agreement.  Promptly upon the execution of this Agreement, the Board will form a search committee for the purpose of conducting a search for the new President and Chief Executive Officer of the Company (the “Search Committee”).  Hill and Balkany shall serve as members of the Search Committee, and Hill shall serve as chairman of the Search Committee.  The Search Committee shall conduct the search utilizing a nationally-recognized search firm and may consider McKenzie for the new President and Chief Executive Officer role, but Lovett shall not be considered as a candidate.  The new President and Chief Executive Officer of the Company must be appointed by the Board no later than the earlier of the date of completion of the Company’s proxy statement for the 2009 Annual Meeting or April 15, 2009.

Section 1.6                                      Solicitation.  From the date hereof until the conclusion of the 2010 Annual Meeting, neither Nanes Balkany nor any of its Affiliates nor Balkany nor McKenzie shall, directly or indirectly, other than as contemplated by this Agreement and other than in a manner consistent with the recommendations of the Board to the Company’s stockholders, (i) solicit proxies or consents for the voting of any securities of the Company or otherwise become a “participant,” directly or indirectly, in any “solicitation” of “proxies” or consents to vote, or become a “participant” in any election contest involving the Company or the Company’s securities (as such terms are defined in Regulation 14A under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”)), (ii) seek to advise or influence any person with respect to the voting of any securities of the Company, (iii) initiate, propose or otherwise “solicit” the Company’s stockholders for the approval of stockholder proposals, (iv) otherwise communicate with the Company’s stockholders or others pursuant to Rule 14a-1(l)(2)(iv) under the Exchange Act, or (v) otherwise engage in any course of conduct with the purpose of causing stockholders of the Company to vote contrary to the recommendation of the Board on any matter presented to the Company’s stockholders for their vote.  The 2010 Annual Meeting shall be held no later than June 30, 2010.

Section 1.7                                      Voting.  At the 2009 Annual Meeting, Nanes Balkany shall cause all shares of Common Stock beneficially owned by it and its Affiliates to be present at such meeting for purposes of establishing a quorum and to be voted for the New Directors and the other nominees recommended by the Board.

Section 1.8                                      Prohibited Actions. Subject to the terms hereof, the Company agrees that it shall not from the date hereof until after the 2010 Annual Meeting, (i) increase the size of the Board to more than seven (7) directors; (ii) change any provisions of the Company’s Bylaws or Certificate of Incorporation that would adversely affect the ability of the stockholders of the Company to nominate directors, fill vacancies on the Board, remove directors, or take any substantially similar action without approval of a majority of the Board, including Balkany; or (iii) otherwise amend any of its charters or policies in a manner that would be inconsistent with the terms hereof or adverse to the stockholders of the Company.

Section 1.9                                      Stock Ownership by Directors.  Promptly upon the execution of this Agreement, the Company shall adopt a policy requiring all Board members to beneficially own or represent at least 50,000 shares of the Company’s common stock within (i) six months of the execution of this Agreement, or (ii) six months from the date he or she is first appointed or elected to the Board.  This policy shall deem any shares of Company common stock to satisfy such stock ownership requirement if the Board member (i) purchases the Company common stock on the open market, (ii) obtains shares of Company common stock as a result of the exercise of options, and (iii) holds restricted shares of the Company common stock, including any such holdings that are not vested.  The minimum holdings requirement shall not be satisfied by a Board member’s holdings of unexercised options to purchase the Company’s common stock.

Section 1.10                                Expenses. The Company shall promptly reimburse Nanes Balkany for all reasonable, documented out-of-pocket costs and expenses incurred prior to the execution of this Agreement and in connection with activities relating to the potential election contest with the Company, including any Securities and Exchange Commission filings relating to the Company and associated legal fees; provided, that the costs and expenses to be paid or reimbursed by the Company to Nanes Balkany pursuant to this Section 1.10 shall not exceed $85,000.

Section 1.11                                Stockholder Rights Plan.  The Company agrees to take all necessary actions to redeem all rights previously issued to stockholders under the Company’s Rights Agreement, dated as of November 20, 2008, within fifteen (15) days of the Company obtaining all necessary consents (the “Consents”) under its Loan and Guarantee Agreement.  The Company shall employ reasonable best efforts to obtain the Consents as soon as practicable.

Section 1.12                                Form 8-K. The Company agrees to disclose this Agreement in a Form 8-K filed with the Securities and Exchange Commission in the time period required by applicable law and to file this Agreement as an exhibit to such Form 8-K.

Section 1.13                                Press Release.  In conjunction with the filing of the Form 8-K, Nanes Balkany and the Company shall coordinate the filing of a press release in the form attached as Exhibit G hereto announcing the execution of this Agreement.

Section 1.14                                Indemnity Agreement.  Concurrently with the execution of this Agreement, a separate Indemnity Agreement by and between Balkany and the Company, by and between McKenzie and the Company, and by and between Hill and the Company in the form attached as Exhibit H hereto shall be executed by such parties.

ARTICLE II.

Section 2.1                                      Representations and Warranties.

(a)                                  Each of the parties hereto represents and warrants to the other party that:

(i)                                   such party has all requisite authority and power to execute and deliver this Agreement and to consummate the transactions contemplated hereby;

(ii)                                the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all required action on the part of such party and no other proceedings on the part of such party are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby;

(iii)                             the Agreement has been duly and validly executed and delivered by such party and constitutes the valid and binding obligation of such party enforceable against such party in accordance with its terms; and

(iv)                            this Agreement will not result in a violation of any terms or provisions of any agreements to which such person is a party or by which such party may otherwise be bound or of any law, rule, license, regulation, judgment, order or decree governing or affecting such party.

(b)                                 Nanes Balkany hereby represents and warrants to the Company that neither Nanes Balkany, nor its Affiliates, have formed with any other stockholders a “group” within the meaning of Section 13(d)(3) of the Exchange Act, with respect to the securities of the Company.

(c)                                  The parties hereto acknowledge, warrant and represent that they have carefully read this Agreement, understand it, have consulted with and received the advice of counsel regarding this Agreement, agree with its terms, are duly authorized to execute it and freely, voluntarily and knowingly execute it.

Section 2.2                                      General.

(a)                                  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors, personal representatives and assigns of the parties hereto.  Neither Nanes Balkany, nor its Affiliates, may assign any of its rights or obligations under this Agreement to any other person.

(b)                                 This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all prior and contemplated arrangements and understandings with respect thereto.

(c)                                  This Agreement may be signed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same Agreement.

(d)                                 All notices and other communications required or permitted hereunder shall be effective upon receipt and shall be in writing and may be delivered in person, by facsimile, electronic mail, express delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed to the party to be notified at the respective addresses set forth below, or at such other addresses which may hereinafter be designated in writing:

If to the Company:

Toreador Resources Corporation

13760 Noel Road, Suite 1100

Dallas, Texas 75240-1383

Fax:  (214) 559-3945

with a copy to:

Haynes and Boone, LLP

Attn:  Janice V. Sharry

2323 Victory Avenue, Suite 700

Dallas, Texas 75219

Fax:  214-200-0620

If to Nanes Balkany or Balkany:

Nanes Balkany Partners I LP

400 Madison Avenue, Suite 12C

New York, New York 10017

Fax:  (212) 499-2995

with a copy to:

Olshan Grundman Frome Rosenzweig & Wolosky LLP

Attn:  Steven Wolosky

Park Avenue Tower

65 East 55th Street

New York, New York 10022

Fax:  (212) 451-2222

If to McKenzie:

17 Villosa Ridge Point

Calgary, Alberta, Canada T3Z 1H3

Fax:  (403) 202-8689

with a copy to:

Olshan Grundman Frome Rosenzweig & Wolosky LLP

Attn:  Steven Wolosky

Park Avenue Tower

65 East 55th Street

New York, New York 10022

Fax:  (212) 451-2222

If to Hill:

130 Belcher Drive

Sudbury, MA 01776

If to Lovett:

3535 Gillespie, No. 506

Dallas, TX 75219

with a copy to:

Joseph E. Dannenmaier

Thompson & Knight LLP

1722 Routh Street, Suite 1500

Dallas, TX 75201

Fax:  (214) 969-1751

If to McLaughlin:

2201 Sherwood Way, Suite 201

San Angelo, TX 76901

with a copy to:

Joseph E. Dannenmaier

Thompson & Knight LLP

1722 Routh Street, Suite 1500

Dallas, TX 75201

Fax:  (214) 969-1751

(e)                                  This Agreement and the legal relations hereunder between the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and performed therein, without giving effect to the principles of conflicts of law thereof.

(f)                                    Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid, but if any provision of this Agreement is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not render invalid or unenforceable any other provision of this Agreement.

(g)                                 It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved person will be irreparably damaged and will not have an adequate remedy at law.  Any such person, therefore, shall be entitled to injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond, and, if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

(h)                                 Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(i)                                     Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America, in each case located in the County of New Castle, for any action, proceeding or investigation in any court or before any governmental authority arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any action, proceeding or investigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by registered mail to its respective address set forth in this Agreement shall be effective service of process for any action, proceeding or investigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, proceeding or investigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of Delaware or the United States of America, in each case located in the County of New Castle, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, proceeding or investigation brought in any such court has been brought in an inconvenient forum.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have entered this Agreement effective as of the date set forth above.

TOREADOR RESOURCES CORPORATION,
a Delaware corporation

By:		/s/ Charles J. Campise
	Name:	Charles J. Campise
	Title:	Sr. VP & CFO

NANES BALKANY PARTNERS I LP, a
Delaware limited partnership

By: Nanes Balkany Partners LLC, its General Partner

By:	/s/ Julien Balkany
	Name:	Julien Balkany
	Title:	Managing Member

By:	/s/ Nigel J. Lovett
Name: Nigel J. Lovett

By:	/s/ John M. McLaughlin
Name: John M. McLaughlin

By:	/s/ Julien Balkany
Name: Julien Balkany

By:	/s/ Peter Hill
Name: Peter Hill

By:	/s/ Craig M. McKenzie
Name: Craig M. McKenzie

EXHIBIT A

LOVETT SEPARATION AND MUTUAL RELEASE AGREEMENT

SEPARATION AND MUTUAL RELEASE AGREEMENT

This Separation and Mutual Release Agreement (the “Agreement”) is made by and between Nigel Lovett (the “Individual”) and Toreador Resources Corporation (the “Company”).

RECITALS

WHEREAS, the Individual has been employed as the Company’s President and Chief Executive Officer;

WHEREAS, the Individual has agreed to resign his employment and all positions with the Company and its subsidiaries and affiliates;

WHEREAS, the Individual and the Company entered a 2008 Employment Agreement effective March 12, 2008 (the “Employment Agreement”);

WHEREAS, Section 12(a) of the Employment Agreement permits the Individual and the Company to amend the Employment Agreement by written agreement;

WHEREAS, the Individual and the Company desire to amend certain terms of the Employment Agreement as set forth below; and

WHEREAS, the Company and the Individual desire to enter this Agreement to reflect their mutual undertakings, promises, and agreements arising from the Individual’s resignation.

NOW THEREFORE, in exchange for the valuable consideration paid or given under this Agreement, the receipt, adequacy, and sufficiency of which is hereby acknowledged, the parties knowingly and voluntarily agree to the following terms:

TERMS

1.                                      Capitalized Terms.  All capitalized terms used, but not defined in this Agreement, shall have the same meaning as prescribed in the Employment Agreement.

2.                                      Amendment to Section 2(e) of the Employment Agreement.  Section 2(e) of the Employment Agreement is hereby deleted and replaced in its entirety by the following:

(e)                                 Equity Awards. During his employment during the term of this Agreement, Executive shall receive, subject to approval of the Company’s Compensation Committee and the terms and conditions of the Incentive Plan and any applicable award agreement, the following equity incentive awards:

(i)                                    A grant of (A) twenty thousand (20,000) shares of Common Stock (as such term is defined in the Incentive Plan) on January 25, 2009, provided Executive is employed by the Company on such date; (B) thirty thousand (30,000) shares of Common Stock on January 25, 2010, provided Executive is employed by the Company on such date; and (C) forty thousand (40,000) shares of Common Stock on January 25, 2011, provided Executive is employed by the Company on such date.  Should Executive be terminated for Cause or because of his death or Disability, the balance of the shares not awarded as of such termination of employment shall not be awarded. Notwithstanding anything to the contrary contained herein, any shares to be awarded pursuant to this Section 2(e)(i) shall be immediately awarded to Executive in the event (A) Executive’s employment with the Company is terminated by the Company for any reason other than Cause; or (B) Executive resigns for Good Reason or submits his Voluntary Resignation.

3.                                      Amendment to Section 3(c) of the Employment Agreement.  Section 3(c) of the Employment Agreement is hereby deleted and replaced in its entirety by the following:

(c)                                 Resignation from Positions. Immediately upon Executive’s termination of employment with the Company for any reason, Executive will resign as an officer and employee of the Company and as a member of the Board of the Company and of the board of directors of each subsidiary of the Company and from all other positions with the Company and its Subsidiaries. The Company’s obligations to Executive under this Section 3 are conditioned on Executive furnishing such resignations and on Executive executing the release in the form attached hereto as Exhibit A or such other form that is mutually agreeable to the parties.

4.                                      Amendment to Sections 3(d)(i) and (ii) of the Employment Agreement.  Sections 3(d)(i) and the portion of the first sentence of the first paragraph preceding the colon of Section 3(d)(ii) of the Employment Agreement are hereby deleted and replaced in their entirety by the following:

(d)                                Termination of Employment. Either party may terminate Executive’s employment with the Company at any time, without notice and for any reason; provided, however:

(i)                                    Termination for Cause or Due to Disability. If during the Employment Term, the Company terminates Executive’s employment with the Company for Cause or Executive terminates his employment due to Disability, the Company shall have no further obligation to Executive under this Agreement except to pay his Annual Base Salary and earned but unused vacation through his date of termination, on or before the next regularly scheduled pay-date after termination and to perform such other obligations as imposed by law.

(ii)                                 Termination without Cause or for Good Reason or Voluntary Resignation. If during the Employment Term, the Company terminates Executive’s employment without Cause or Executive terminates his employment with the Company for Good Reason or due to Voluntary Resignation, then the Company, provided that (i) such termination of employment constitutes a “separation from service” as determined in accordance with Treasury Regulation Section 1.409A-1(h) and (ii) Executive executes and timely provides a release and covenant not to sue in a form reasonably satisfactory to the parties (in the form attached hereto as Exhibit A or such other form that is mutually agreeable to the parties), shall pay to Executive the following:

5.                                      Amendment to Section 3(d)(ii)(D) of the Employment Agreement.  Section 3(d)(ii)(D) of the Employment Agreement is hereby deleted.

6.                                      Amendment to Section 4 of the Employment Agreement.  Section 4 of the Employment Agreement is hereby amended by the addition of the following as subsection (d):

(d)                                The parties hereto agree that all payments and benefits provided to Executive pursuant to this Agreement, and his equity awards issued under the Incentive Plan, are intended to be exempt from or comply with the provisions of Section 409A of the Code and not be subject to the tax imposed by Section 409A of the Code, and that the provisions of this Agreement and any award agreements shall be interpreted in a manner consistent with that intent.  The Company further agrees to report and to withhold for tax and other purposes with respect to such payments and benefits in a manner consistent with such intent.  For purposes of this Agreement, a termination of employment is intended to constitute a “separation from service” as determined in accordance with Treasury Regulation Section 1.409A-1(h) and the provisions of this Agreement shall be interpreted in a manner consistent with such intent.

7.                                      Amendment to Section 3(a) of the Restricted Stock Award.  Section 3(a) of the Employee Restricted Stock Award (the “Restricted Stock Award”) to the Individual by the Company relating to 20,400 shares of restricted stock dated January 24, 2008 is hereby deleted and replaced in its entirety by the following:

One-third (1/3) of the total Awarded shares shall vest if the Participant’s employment is terminated by the Company for any reason other than Cause or upon Voluntary Resignation of the Participant, as defined in Participant’s Employment Agreement.

8.                                      Resignation Date and Effect of Resignation.  The Individual agrees to resign his positions as President and Chief Executive Officer and a member of the Board simultaneously with the execution of (a) this Agreement; (b) the Stockholder Release Agreements being contemporaneously entered with certain of the Company’s stockholders (the “Stockholder Release Agreements”); and (c) the Indemnity Agreement attached as Exhibit B to this Agreement (the “Resignation Date”).  Effective as of the Resignation Date, the Individual also shall resign from all corporate, board, and other offices and positions he held with the Company and all of its subsidiaries and affiliates.  The Individual’s resignation pursuant to this Agreement shall constitute a Voluntary Resignation for purposes of the Employment Agreement.

9.                                      Final Pay and Benefits.  The Individual shall receive the following payments and benefits in accordance with the Company’s existing policies, or at the Company’s discretion, pursuant to his employment with the Company and his participation in the Company’s benefit plans:

(a)                                 Payment of his regular base salary through the Resignation Date.  This amount is a gross amount, subject to applicable deductions and withholdings, and shall be paid to the Individual on or before the Company’s first regularly scheduled payday after the Resignation Date.

(b)                                Payment or other entitlement, in accordance with the terms of the applicable plan or other benefit, of any benefits to which he had a vested entitlement as of the Resignation Date under the terms of employee benefit plans established by the Company.

(c)                                 Based on the Individual’s participation in the Toreador Resources Corporation 2005 Long-Term Incentive Plan (the “Long-Term Incentive Plan”), the Individual received options to purchase Company stock awarded pursuant to his Nonqualified Stock Option Agreement dated May 15, 2008 and his Incentive Stock Option Agreement dated May 15, 2008, which are both reflected on the summary attached as Exhibit A to this Agreement (the “Option Award Agreements”).  By signing this Agreement, the Company represents and warrants that the Individual has no options to purchase Company stock other than as described on Exhibit A.  All options to purchase Company stock awarded to the Individual have not vested prior to the Resignation Date and are terminated.

10.                                Separation Consideration.  Contingent upon the Individual’s acceptance and non-revocation of this Agreement and in consideration of the Individual’s promises and undertakings in this Agreement, the Company shall provide to him, in addition to the salary and benefits he will receive pursuant to Paragraph 9, the following separation consideration (to the extent the Individual is not already entitled to receive such consideration pursuant to Paragraph 9) consistent with the provisions of the Employment Agreement, as amended by this Agreement, and the Restricted Stock Award, as amended by this Agreement (the “Separation Consideration”):

(a)                                 Separation Payments and Benefits.  The Company shall provide the Individual with the separation payments and benefits described under Section 3(d)(ii) of the Employment Agreement, as amended, in accordance with Sections 3(d)(ii) and 4 of the Employment Agreement, as amended.  For purposes of calculating the payout under Section 3(d)(ii)(B) of the Employment Agreement, as amended, the Individual’s Annual Base Salary is $360,000.

(b)                                Vesting of Restricted Stock and other Common Stock.  Based on the Individual’s participation in the Long-Term Incentive Plan, the Individual received awards of the Company’s restricted stock pursuant to Employee Restricted Stock Awards dated January 24, 2008 and amended May 15, 2008, which are reflected on the summary attached as Exhibit A to this Agreement (the “Restricted Stock Awards”).  By signing this Agreement, the Company represents and warrants that the Individual has no awards of restricted stock from the Company other than as described on Exhibit A.  Except as explicitly set forth in this Paragraph 10(b), any Restricted Stock Awards which have not vested prior to the Resignation Date are terminated.  In consideration of the mutual promises and undertakings in this

Agreement, the Company and the Individual hereby agree that all the 90,000 shares of Company common stock to be awarded in the future to the Individual under Section 2(e)(i) of the Employment Agreement, as amended, shall be issued as of the Resignation Date and one-third (1/3) of the 20,400 shares awarded on January 24, 2008 (and no other restricted shares) shall be fully vested as of the Resignation Date.

11.                                Mutual Releases.

(a)                                 By the Individual.  In consideration of the Company’s promises and undertakings in this Agreement, the Individual and his family members, heirs, successors, and assigns (collectively, the “Individual Releasing Parties”) hereby release, acquit, and forever waive and discharge any and all claims and demands of whatever kind or character, whether known, unknown, vicarious, derivative, or direct, that he or they, individually, collectively, or otherwise, may have or assert against (i) the Company; (ii) any parent, subsidiary, or affiliate of the Company; (iii) any past or present officer, director, or employee of the entities just named in (i)-(ii), in their individual and official capacities; and (iv) any predecessors, successors, parent companies, subsidiaries, owners, stockholders, members, managers, operating units, affiliates, divisions, agents, representatives, officers, directors, partners, members, employees, fiduciaries, insurers, attorneys, successors, and assigns of the entities just named in (i)-(iii) (collectively the “Company Released Parties”).  This release includes without limitation any claim or demand arising out of or relating in any way to (i) the Individual’s employment or his separation from employment with the Company; (ii) any federal, state, or local statutory or common law or constitutional provision that applies or is asserted to apply, directly or indirectly, to the formation, continuation, or termination of the Individual’s employment relationship with the Company, including but not limited to the Texas Labor Code, Title VII of the Civil Rights Act of 1964 as amended, the United States and/or Texas Constitutions, the Americans With Disabilities Act, the Age Discrimination in Employment Act, and the Older Worker Benefit Protection Act; (iii) any contract or agreement between, concerning, or relating to the parties; and (iv) any other alleged act, breach, conduct, negligence, gross negligence, omission, fraud, or alleged illegal activity or violation of law of the Company or any of the other Company Released Parties.  This release does not waive any rights or claims between the parties arising after this Agreement is signed, relating to the breach or enforcement of this Agreement, that certain Settlement Agreement by and among the Company, Nanes Balkany Partners I LP, the Individual, John M. McLaughlin, Julien Balkany, Craig M. McKenzie and Peter Hill effective the date hereof (the “Settlement Agreement”) or arising out of any Company sponsored employee benefit plans.

(b)                                By the Company.    In consideration of the Individual’s promises and undertakings in this Agreement, the Company, on behalf of itself and its employees, subsidiaries, affiliates, successors, and assigns (collectively, the “Company Releasing Parties”), hereby releases, acquits, and forever waives and discharges any and all claims and demands of whatever kind or character, whether known, unknown, vicarious, derivative, direct, or indirect that it or they, individually, collectively, or otherwise, may have or assert against the Individual in his individual, official, and all other capacities and the Individual’s family members, heirs, successors, and assigns (collectively the “Individual Released Parties”).  This release includes without limitation any claim or demand arising out of or relating in any way to (i) the Individual’s service as a director, officer, employee, fiduciary, agent, or any other capacity for the Company or its subsidiaries or affiliates; (ii) any contract or agreement between, concerning, or relating to the Individual and the Company or in any of its subsidiaries or affiliates; and (iii) any other alleged act, breach, conduct, negligence, gross negligence, omission, fraud, or alleged illegal activity or violation of law of the Individual or any of the other Individual Released Parties.  This release does not waive any rights or claims between the parties arising after this Agreement is signed or relating to the breach or enforcement of this Agreement or the Settlement Agreement.

12.                                Continuing Certificate of Incorporation and Bylaw Indemnification.  To the fullest extent permitted by applicable law, the Individual shall be entitled to indemnification following the Resignation Date on the same terms as indemnification is provided by the Company to other employees, officers, and directors through the Company’s certificate of incorporation and/or bylaws.  In accordance with Section 2(a) of the Employment Agreement, such indemnification shall remain effective after the Resignation Date with respect to the Individual’s actions and inactions before the Resignation Date.

13.                                Directors’ and Officers’ Indemnification and Insurance.

(a)                                 Continuing Obligations.  The provisions of the certificate of incorporation and bylaws of the Company with respect to exculpation, indemnification, and advancement of expenses as of the Resignation Date shall not be amended, repealed, or otherwise modified for a period of six years from Resignation Date in any manner that would materially adversely affect the Individual’s rights thereunder with respect to his service as a director, officer, employee, fiduciary, or agent of the Company or any of its affiliates or subsidiaries in respect of actions or omissions occurring on or before the Resignation Date (including, without limitation, the matters contemplated by this Agreement), unless such modification is required by law.

(b)                                Separate Indemnity Agreement.  The Company shall on the Resignation Date enter into an Indemnity Agreement with the Individual in the form attached as Exhibit B.

(c)                                 Maintenance of Current Directors’ and Officers’ Liability Insurance.  As long as it is a public company, the Company shall, for six years after the Resignation Date, use commercially reasonable best efforts to maintain in effect the current directors’ and officers’ liability insurance policies maintained by the Company (provided that the Company may substitute therefor policies of at least the same coverage and amounts containing terms and conditions which are no less advantageous to the Individual so long as substitution does not result in gaps or lapses in coverage) with respect to matters occurring on or before the Resignation Date; provided, however, that in no event shall the Company be required to expend pursuant to this Paragraph 13(c) more than an amount per year equal to 300% of annual premiums paid on the Resignation Date by the Company for such insurance and, in the event the cost of such coverage shall exceed that amount, the Company shall purchase as much coverage as possible for such amount.  In addition, the Company represents that, as of the Resignation Date, the Individual is insured by the current directors’ and officers’ liability insurance policies maintained by the Company and agrees that as long as it is a public company it shall use commercially reasonable best efforts to cause the Individual to continue to be insured under such policies for six years after the Resignation Date.

(d)                                Required Assumption of Obligations.  In the event the Company or any of its respective successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then, and in each such case where such assumption does not occur by operation of law, proper provision shall be made so that the successors and assigns of the Company, as the case may be, shall assume the obligations in this Paragraph 13 and under the Indemnity Agreement referred to in Paragraph 13(b).

(e)                                 Other Indemnification Rights.  The rights of the Individual under this Paragraph 13 shall supplement, rather than supplant, any other rights the Individual may have under the certificate of incorporation, charter, or bylaws of the Company, under Delaware law or otherwise.

14.                                Consultation.  In consideration of the Company’s promises and undertakings in this Agreement, the Individual shall, without additional compensation, upon request of the Company’s Board or its designee, be available from the Resignation Date through two years following the Resignation Date, for consultation at reasonable times and without unreasonable interference with his personal or business activities, in person or by telephone, as necessary, on such matters relating to the Company within his personal knowledge; provided, however, that in no event shall the provision of consultation services be required at a level that would prevent the Individual from experiencing a “separation from service,” as determined in accordance with Treasury Regulation Section 1.409A-1(h), on his Resignation Date.  The Company shall promptly reimburse the Individual for all reasonable costs incurred in providing consultation in accordance with this paragraph.  The Individual shall provide the Company with appropriate documentation of such costs.  Any such costs shall be reimbursed as soon as administratively practicable after receiving documentation of same, but in any event no later than the last day of the calendar year following the calendar year in which the cost is incurred.  Further, the amount of costs eligible for reimbursement during a calendar year shall not affect the costs eligible for reimbursement in any other calendar year.

15.                                Nonadmission of Liability or Wrongdoing.  This Agreement shall not in any manner constitute an admission of liability or wrongdoing on the part of Individual or any of the other Individual Released Parties.  The Individual and the other Individual Released Parties expressly deny any such liability or wrongdoing.  Except as necessary to enforce this Agreement, neither this Agreement nor any part of it may be construed, used, or admitted into evidence in any judicial, administrative, or arbitral proceedings as an admission of any kind by Individual or any of the other Individual Released Parties.

16.                                Authority to Execute.  The Company represents and warrants that it has the authority to execute this Agreement on behalf of all the Company Releasing Parties.  The Individual represents and warrants that he has the authority to execute this Agreement on behalf of all the Individual Releasing Parties.

17.                                Governing Law; Severability; Interpretation.  Except as otherwise expressly provided above, this Agreement and the rights and duties of the parties under it shall be governed by the laws of the State of Texas, without regard to any conflicts of laws principles.  If any provision of this Agreement is held to be unenforceable, such provision shall be considered separate, distinct, and severable from the other remaining provisions of this Agreement, and shall not affect the validity or enforceability of such other remaining provisions; and in all other respects, this Agreement shall remain in full force and effect.  If any provision of this Agreement is held to be unenforceable as written but may be made to be enforceable by limitation, then such provision shall be enforceable to the maximum extent permitted by applicable law.  The language of all parts of this Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against any of the parties.

18.                                Assignment and Assumption.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors, and permitted assigns.  If such assumption does not occur by operation of law, the Company shall require any successor to or assign (whether direct or indirect, by purchase, merger, consolidation, or otherwise) of all or substantially all of the business and/or assets of the Company, by agreement in form and substance reasonably satisfactory to the Individual, to expressly and unconditionally assume and agree to perform this Agreement.

19.                                Entire Agreement.  This Agreement, the Indemnity Agreement, and the Employment Agreement (as amended above) contain and represent the entire agreement of the parties with respect to the Individual’s resignation and payments and benefits upon or by reason of his resignation, and supersede all prior agreements and understandings, written and oral, between the parties with respect to the Individual’s resignation and payments or benefits upon or by reason of his resignation.

20.                                Modification.  No provision of this Agreement may be amended, modified, or waived unless such amendment, modification, or waiver is agreed to in writing and signed by the Individual and by a duly authorized officer of the Company.

21.                                 Paragraph Headings.  The paragraph headings in this Agreement are for convenience of reference only, form no part of this Agreement, and shall not affect its interpretation.

22.                                 Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

23.                                 Time for Consideration; Expiration of Offer.  The Company’s offer of this Agreement shall expire at 5:00 p.m. on the 21st day after the Individual received this Agreement for consideration. The Individual may accept this offer at any time before expiration by signing this Agreement below and returning it to the Company’s legal counsel.

24.                                 Consultation With an Attorney.  The Individual has been represented by counsel during his resignation and the negotiation and execution of this Agreement.  The Individual acknowledges that the Company has advised him to consult with his attorney before signing this Agreement.  To assist the Individual in this endeavor, the Company shall promptly reimburse him for reasonable, documented attorney’s fees he incurs in consulting his attorney concerning his resignation and this Agreement; provided, that, such attorney’s fees are incurred no later than the last day of the second taxable year following the taxable year in which the Resignation Date occurs, and provided further, that, such reimbursements are made no later than the third taxable year following the taxable year in which the Resignation Date occurs.

25.                                 Effective Date; Revocation Right; Effect of Revocation.  This Agreement shall become effective and enforceable upon the expiration of seven days after the Individual signs and returns it to the Company’s legal counsel (the “Effective Date”).  At any time before the Effective Date, the Individual may revoke his acceptance by notifying the Company’s legal counsel of his revocation in writing.

26.                                 Representations.  Each party acknowledges that neither the other party nor any of the other party’s representatives has made any promise or representation concerning this Agreement that is not expressed in this Agreement, and that in signing this Agreement, each party is not relying on any statement or representation by the other party or their representatives that is not expressed in this Agreement, but is instead relying solely on his or its own judgment and consultation with his or its attorney.

[remainder of page intentionally left blank; signatures on following page]

AGREED on the dates shown below:

NIGEL LOVETT	TOREADOR RESOURCES CORPORATION

Nigel Lovett	Name:
Title:

Date Signed	Date Signed

EXHIBIT A

SUMMARY OF STOCK OPTIONS AND STOCK AWARDS

Name	Total Options Granted	Exercise Price	Prior Exercises	1/21/09 Options Remaining That Have Not Vested	Grant Date
Nigel Lovett	100,000	$7.88	None	100,000	May 15, 2008

Totals

Name	Total Res. Stock	Previously Vested	Vested Date	1/21/09 Unvested Res. Stock	Grant Date
Nigel Lovett	750	750	Jan. 31, 2007	0	November 8, 2006
Nigel Lovett	100,000	None		100,000	May 15, 2008
Nigel Lovett	20,400	None		20,400	January 24, 2008

Totals

Name	Total Common Stock		Previously Issued	Issuance Date	1/21/09 Un-issued Common Stock	Grant Date
Nigel Lovett	90,000 (to be granted pursuant to the 2008 Employment Agreement	)	None	None	90,000	Pursuant to 2008 Employment Agreement, as amended

Totals

EXHIBIT B

FORM OF INDEMNITY AGREEMENT

EXHIBIT B

LOVETT RELEASE AGREEMENT

STOCKHOLDER RELEASE AGREEMENT

This Stockholder Release Agreement (the “Agreement”) is made by and between Nigel Lovett (the “Individual”) and the stockholder of Toreador Resources Corporation (the “Company”) who signs below (the “Stockholder”).

RECITALS

WHEREAS, the Individual is the Company’s President and Chief Executive Officer and a member of the Company’s Board of Directors (the “Board”);

WHEREAS, the Stockholder desires for the Individual to resign his positions;

WHEREAS, the Individual has agreed to resign if, among other things, the Stockholder releases all legal claims against him; and

WHEREAS, the Stockholder and the Individual desire to enter this Agreement to reflect their mutual undertakings, promises, and agreements arising from the Individual’s resignation.

NOW THEREFORE, in exchange for the valuable consideration paid or given under this Agreement, the receipt, adequacy, and sufficiency of which is hereby acknowledged, the parties knowingly and voluntarily agree to the following terms:

TERMS

1.               Resignation.  The Individual agrees to resign his positions as the Company’s President and Chief Executive Officer and as a member of the Board immediately as of the date he receives fully executed copies of (a) the Separation and Mutual Release Agreement being contemporaneously entered with the Company; (b) this Agreement; and (c) the Indemnity Agreement being contemporaneously entered with the Company (the “Resignation Date”).

2.               Mutual Releases.

a.                                       By the Individual.  In consideration of the Stockholder’s promises and undertakings in this Agreement, the Individual and his family members, heirs, successors, and assigns (collectively, the “Individual Releasing Parties”) hereby release, acquit, and forever waive and discharge any and all claims and demands of whatever kind or character, whether known, unknown, vicarious, derivative, direct or indirect, that he or they, individually, collectively, or otherwise, may have or assert against (i) the Stockholder; (ii) any parent, subsidiary, or affiliate of the Stockholder; (iii) any past or present officer, director, or employee of the entities just named in (i)-(ii), in their individual and official capacities; and (iv) any predecessors, successors, parent companies, subsidiaries, owners, stockholders, members, managers, operating units, affiliates, divisions, agents, representatives, officers, directors, partners, members, employees, fiduciaries, insurers, attorneys, successors, and assigns of the entities just named in (i)-(iii) (collectively the “Stockholder Released Parties”).  This release includes without limitation any claim or demand arising out of or relating in any way to (i) the Individual’s service as a member of the Company’s Board and an employee of the Company and the resignation from those positions; and (ii) any other alleged act, breach, conduct, negligence, gross negligence, or omission of the Stockholder or any of the other Stockholder Released Parties.  This release does not waive any rights or claims between the parties arising after this Agreement is signed or relating to the breach or enforcement of this Agreement or that certain Settlement Agreement by and among the Company, Nanes Balkany Partners I LP, the Individual, John M. McLaughlin, Julien Balkany, Craig M. McKenzie and Peter Hill, effective the date hereof (the “Settlement Agreement”).

b.                                      By the Stockholder.  In consideration of the Individual’s undertakings in this Agreement, the Stockholder, on behalf of itself and its employees, subsidiaries, affiliates, successors, and assigns (collectively, the “Stockholder Releasing Parties”), hereby releases, acquits, and forever waives and discharges any and all claims and demands of whatever kind or character, whether known, unknown, vicarious, derivative, direct, or indirect that it or they, individually, collectively, or otherwise, may have or assert against the Individual in his individual, official, and all other capacities and the Individual’s family members, heirs, successors, and assigns (collectively the “Individual Released Parties”).  This release includes without limitation any claim or demand arising out of or relating in any way to (i) the Individual’s service as a director, officer, employee, fiduciary, agent, or in any other capacity for the Company or its subsidiaries or affiliates; and (ii) any other alleged act, breach, conduct, negligence, gross negligence, or omission of the Individual or any of the other Individual Released Parties.  This release does not waive any rights or claims between the parties arising after this Agreement is signed or relating to the breach or enforcement of this Agreement or the Settlement Agreement.

3.               Nonadmission of Liability or Wrongdoing.  This Agreement shall not in any manner constitute an admission of liability or wrongdoing on the part of Individual or any of the other Individual Released Parties.  The Individual and the other Individual Released Parties expressly deny any such liability or wrongdoing.  Except as necessary to enforce this Agreement, neither this Agreement nor any part of it may be construed, used, or admitted into evidence in any judicial, administrative, or arbitral proceedings as an admission of any kind by Individual or any of the other Individual Released Parties.

4.               Authority to Execute.  The Stockholder represents and warrants that it has the authority to execute this Agreement on behalf of all the Stockholder Releasing Parties.

5.               Governing Law; Severability; Interpretation.  This Agreement and the rights and duties of the parties under it shall be governed by the laws of the State of Texas, without regard to any conflicts of laws principles.  If any provision of this Agreement is held to be unenforceable, such provision shall be considered separate, distinct, and severable from the other remaining provisions of this Agreement, and shall not affect the validity or enforceability of such other remaining provisions; and in all other respects, this Agreement shall remain in full force and effect.  If any provision of this Agreement is held to be unenforceable as written but may be made to be enforceable by limitation, then such provision shall be enforceable to the maximum extent permitted by applicable law.  The language of all parts of this Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against any of the parties.

6.               Assignment and Assumption.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors, and permitted assigns.

7.               Entire Agreement.  This Agreement contains and represents the entire agreement of the parties with respect to the Individual’s resignation and the release of claims by the Stockholder by reason of his resignation, and supersedes all prior agreements and understandings, written and oral, between the parties with respect to the Individual’s resignation and the release of claims by the Stockholder upon or by reason of his resignation.

8.               Modification.  No provision of this Agreement may be amended, modified, or waived unless such amendment, modification, or waiver is agreed to in writing and signed by the Individual and the Stockholder.

9.               Paragraph Headings.  The paragraph headings in this Agreement are for convenience of reference only, form no part of this Agreement, and shall not affect its interpretation.

10.         Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

AGREED on the dates shown below:

NIGEL LOVETT	NANES BALKANY PARTNERS I LP

	By:	Nanes Balkany Partners LLC
General Partner
Nigel Lovett
By:
		Name:	Julien Balkany
		Title:	Managing Member
Date Signed:		Date Signed:

EXHIBIT C

MCLAUGHLIN RESIGNATION AND MUTUAL RELEASE AGREEMENT

RESIGNATION AND MUTUAL RELEASE AGREEMENT

This Resignation and Mutual Release Agreement (the “Agreement”) is made by and between John Mark McLaughlin (the “Individual”) and Toreador Resources Corporation (the “Company”).

RECITALS

WHEREAS, the Individual has served as Chairman of the Company’s Board of Directors (the “Board”);

WHEREAS, the Individual has agreed to resign his position as Chairman of the Board; and

WHEREAS, the Company and the Individual desire to enter this Agreement to reflect their mutual undertakings, promises, and agreements arising from the Individual’s resignation.

NOW THEREFORE, in exchange for the valuable consideration paid or given under this Agreement, the receipt, adequacy, and sufficiency of which is hereby acknowledged, the parties knowingly and voluntarily agree to the following terms:

TERMS

1.               Resignation and Effect of Resignation.  The Individual agrees to resign his position as Chairman of the Board simultaneous with the execution of (a) this Agreement; (b) the Stockholder Release Agreements being contemporaneously entered with certain of the Company’s stockholders (the “Stockholder Release Agreements”); and (c) the Indemnity Agreement attached as Exhibit B to this Agreement (the “Resignation Date”).  Effective as of the Resignation Date, the Individual also shall resign from all corporate, board, and other offices and positions he held with the Company and all of its subsidiaries and affiliates.

2.               Director Compensation and Fees.  On or before the Resignation Date, the Company shall remit in full to the Individual his accrued unpaid compensation and fees due as an independent director of the Company.

3.               Stock Options.  Based on the Individual’s participation in the Toreador Resources Corporation Amended and Restated 1990 Stock Option Plan (the “Stock Option Plan”), the Individual received options to purchase Company stock that are reflected on the summary attached as Exhibit A to this Agreement (the “Option Awards”).  By signing this Agreement, the Company represents and warrants that the Individual has no options to purchase Company stock other than as described on Exhibit A.  Any Option Awards which have not vested prior to the Resignation Date are terminated.  The Company agrees that the Individual shall have three months following the Resignation Date to exercise all his options which have not terminated prior to the Resignation Date pursuant to the immediately preceding sentence.

4.               Restricted Stock.  By signing this Agreement, the Company represents and warrants that the Individual has no awards of restricted stock from the Company.

5.               Removal of Restrictive Legends From Stock Certificates.  The Company acknowledges and agrees that the Individual acquired and fully paid for 100,000 shares of the Company’s common stock on December 16, 1998 and October 21, 2002 and that the stock certificates representing such stock contain restrictive legends.  Promptly after receipt from the Individual of a signed copy of the letter attached as Exhibit C to this Agreement, the Company shall promptly cause such restrictive legends to be removed from the stock certificates.

6.               Mutual Releases.

a.                                       By the Individual.  In consideration of the Company’s promises and undertakings in this Agreement, the Individual and his family members, heirs, successors, and assigns (collectively, the “Individual Releasing Parties”) hereby release, acquit, and forever waive and discharge any and all claims and demands of whatever kind or character, whether known, unknown, vicarious, derivative, or direct, that he or they, individually, collectively, or otherwise, may have or assert against (i) the Company; (ii) any parent, subsidiary, or affiliate of the Company; (iii) any past or present officer, director, or employee of the entities just named in (i)-(ii), in their individual and official capacities; and (iv) any predecessors, successors, parent companies, subsidiaries, owners, stockholders, members, managers, operating units, affiliates, divisions, agents, representatives, officers, directors, partners, members, employees, fiduciaries, insurers, attorneys, successors, and assigns of the entities just named in (i)-(iii) (collectively the “Company Released Parties”).  This release includes without limitation any claim or demand arising out of or relating in any way to (i) the Individual’s service as a member of the Board or his resignation from such position; (ii) any contract or agreement between, concerning, or relating to the parties; and (iii) any other alleged act, breach, conduct, negligence, gross negligence, omission, fraud, or alleged illegal activity or violation of law of the Company or any of the other Company Released Parties.  This release does not waive any rights or claims between the parties arising after this Agreement is signed or relating to the breach or enforcement of this Agreement, that certain Settlement Agreement by and among the Company, Nanes Balkany Partners I LP, Nigel J. Lovett, the Individual, Julien Balkany, Craig M. McKenzie and Peter Hill, effective the date hereof (the “Settlement Agreement”) or arising out of any Company sponsored employee benefit plans.

b.                                      By the Company.  In consideration of the Individual’s promises and undertakings in this Agreement, the Company, on behalf of itself and its employees, subsidiaries, affiliates, successors, and assigns (collectively, the “Company Releasing Parties”), hereby releases, acquits, and forever waives and discharges any and all claims and demands of whatever kind or character, whether known, unknown, vicarious, derivative, direct, or indirect that it or they, individually, collectively, or otherwise, may have or assert against the Individual in his individual, official, and all other capacities and the Individual’s family members, heirs, successors, and assigns (collectively the “Individual Released Parties”).  This release includes without limitation any claim or demand arising out of or relating in any way to (i) the Individual’s service as a director, officer, employee, fiduciary, agent, or in any other capacity for the Company or its subsidiaries or affiliates; (ii) any contract or agreement between, concerning, or relating to the Individual and the Company or any of its subsidiaries or affiliates; and (iii) any other alleged act, breach, conduct, negligence, gross negligence, omission, fraud, or alleged illegal activity or violation of law of the Individual or any of the other Individual Released Parties.  This release does not waive any rights or claims between the parties arising after this Agreement is signed or relating to the breach or enforcement of this Agreement or the Settlement Agreement.

7.               Continuing Certificate of Incorporation and Bylaw Indemnification.  To the fullest extent permitted by applicable law, the Individual shall be entitled to indemnification following the Resignation Date on the same terms as indemnification is provided by the Company to other officers and directors through the Company’s certificate of incorporation and/or bylaws.

8.               Directors’ and Officers’ Indemnification and Insurance.

(a)                                  Continuing Obligations.  The provisions of the certificate of incorporation and bylaws of the Company with respect to exculpation, indemnification, and advancement of expenses as of the Resignation Date shall not be amended, repealed, or otherwise modified for a period of six years from Resignation Date in any manner that would materially adversely affect the Individual’s rights thereunder with respect to his service as a director, officer, employee, fiduciary, or agent of the Company or any of its affiliates or subsidiaries in respect of actions or omissions occurring on or before the Resignation Date (including, without limitation, the matters contemplated by this Agreement), unless such modification is required by law.

(b)                                 Separate Indemnity Agreement.  The Company shall on the Resignation Date enter into an Indemnity Agreement with the Individual in the form attached as Exhibit B.

(c)                                  Maintenance of Current Directors’ and Officers’ Liability Insurance.  As long as it is a public company, the Company shall, for six years after the Resignation Date, use commercially reasonable best efforts to maintain in effect the current directors’ and officers’ liability insurance policies maintained by the Company (provided that the Company may substitute therefor policies of at least the same coverage and amounts containing terms and conditions which are no less advantageous to the Individual so long as substitution does not result in gaps or lapses in coverage) with respect to matters occurring on or before the Resignation Date; provided, however, that in no event shall the Company be required to expend pursuant to this Paragraph 8(c) more than an amount per year equal to 300% of annual premiums paid on the Resignation Date by the Company for such insurance and, in the event the cost of such coverage shall exceed that amount, the Company shall purchase as much coverage as possible for such amount.  In addition, the Company represents that, as of the Resignation Date, the Individual is insured by the current directors’ and officers’ liability insurance policies maintained by the Company and agrees that, as long as it is a public company, it shall use commercially reasonable best efforts to cause the Individual to continue to be insured under such policies for six years after the Resignation Date.

(d)                                 Required Assumption of Obligations.  In the event the Company or any of its respective successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then, and in each such case where such assumption does not occur by operation of law, proper provision shall be made so that the successors and assigns of the Company, as the case may be, shall assume the obligations in this Paragraph 8 and under the Indemnity Agreement referred to in Paragraph 8(b).

(e)                                  Other Indemnification Rights.  The rights of the Individual under this Paragraph 8 shall supplement, rather than supplant, any other rights the Individual may have under the certificate of incorporation, charter, or bylaws of the Company, under Delaware law or otherwise.

9.               Consultation.  In consideration of the Company’s promises and undertakings in this Agreement, the Individual shall, without additional compensation, upon request of the Company’s Board or its designee, be available from the Resignation Date through June 30, 2009, for consultation at reasonable times and without unreasonable interference with his personal or business activities, in person or by telephone, as necessary, on such matters relating to the Company within his personal knowledge.  The Company shall promptly reimburse the Individual for all reasonable costs incurred in providing consultation in accordance with this paragraph.  The Individual shall provide the Company with appropriate documentation of such costs.  Any such costs shall be reimbursed as soon as administratively practicable after receiving documentation of same, but in any event no later than the last day of the calendar year following the calendar year in which the cost is incurred.  Further, the amount of costs eligible for reimbursement during a calendar year shall not affect the costs eligible for reimbursement in any other calendar year.

10.         Nonadmission of Liability or Wrongdoing.  This Agreement shall not in any manner constitute an admission of liability or wrongdoing on the part of Individual or any of the other Individual Released Parties.  The Individual and the other Individual Released Parties expressly deny any such liability or wrongdoing.  Except as necessary to enforce this Agreement, neither this Agreement nor any part of it may be construed, used, or admitted into evidence in any judicial, administrative, or arbitral proceedings as an admission of any kind by Individual or any of the other Individual Released Parties.

11.         Authority to Execute.  The Company represents and warrants that it has the authority to execute this Agreement on behalf of all the Company Releasing Parties.  The Individual represents and warrants that he has the authority to execute this Agreement on behalf of all the Individual Releasing Parties.

12.         Governing Law; Severability; Interpretation.  Except as otherwise expressly provided above, this Agreement and the rights and duties of the parties under it shall be governed by the laws of the State of Texas, without regard to any conflicts of laws principles.  If any provision of this Agreement is held to be unenforceable, such provision shall be considered separate, distinct, and severable from the other remaining provisions of this Agreement, and shall not affect the validity or enforceability of such other remaining provisions; and in all other respects, this Agreement shall remain in full force and effect.  If any provision of this Agreement is held to be unenforceable as written but may be made to be enforceable by limitation, then such provision shall be enforceable to the maximum extent permitted by applicable law.  The language of all parts of this Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against any of the parties.

13.         Assignment and Assumption.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors, and permitted assigns.  If such assumption does not occur by operation of law, the Company shall require any successor to or assign (whether direct or indirect, by purchase, merger, consolidation, or otherwise) of all or substantially all of the business and/or assets of the Company, by agreement in form and substance reasonably satisfactory to the Individual, to expressly and unconditionally assume and agree to perform this Agreement.

14.         Entire Agreement.  This Agreement and the Indemnity Agreement contain and represent the entire agreements of the parties with respect to the Individual’s resignation and payments and benefits upon or by reason of his resignation, and supersede all prior agreements and understandings, written and oral, between the parties with respect to the Individual’s resignation and payments or benefits upon or by reason of his resignation.

15.         Modification.  No provision of this Agreement may be amended, modified, or waived unless such amendment, modification, or waiver is agreed to in writing and signed by the Individual and by a duly authorized officer of the Company.

16.         Paragraph Headings.  The paragraph headings in this Agreement are for convenience of reference only, form no part of this Agreement, and shall not affect its interpretation.

17.         Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

18.         Consultation With an Attorney.  The Individual has been represented by counsel during his resignation and the negotiation and execution of this Agreement.  The Individual acknowledges that the Company has advised him to consult with his attorney before signing this Agreement.  To assist the Individual in this endeavor, the Company shall promptly reimburse him for reasonable, documented attorney’s fees he incurs in consulting his attorney concerning his resignation and this Agreement; provided, that, such attorney’s fees are incurred no later than the last day of the second taxable year following the taxable year in which the Resignation Date occurs, and provided further, that, such reimbursements are made no later than the third taxable year following the taxable year in which the Resignation Date occurs.

[remainder of page intentionally left blank; signatures on following page]

AGREED on the dates shown below:

JOHN MARK MCLAUGHLIN	TOREADOR RESOURCES CORPORATION

John Mark McLaughlin	Name:
Title:

Date Signed	Date Signed

EXHIBIT A

SUMMARY OF STOCK OPTIONS

Name	Total Options Granted and Vested	Exercise Price	Grant Date
J.M. McLaughlin	5,000	$3.00	June 1, 1999
J.M. McLaughlin	5,000	$3.875	October 28, 1999
J.M. McLaughlin	10,000	$5.50	May 18, 2000
J.M. McLaughlin	15,000	$5.95	May 17, 2001
J.M. McLaughlin	15,000	$4.12	May 30, 2002
J.M. McLaughlin	15,000	$3.10	June 19, 2003
J.M. McLaughlin	10,000	$4.95	May 20, 2004

Totals

EXHIBIT B

FORM OF INDEMNITY AGREEMENT

EXHIBIT C

LETTER REQUESTING REMOVAL OF RESTRICTIVE LEGEND

September     , 2009

Toreador Resources Corporation

Attn:  Chief Financial Officer

13760 Noel Road, Suite 1100

Dallas, Texas  75240

Dear Sir:

John Mark McLaughlin (the “Stockholder”) requests that the restrictive legend be removed from his stock certificate representing 100,000 shares of common stock of Toreador Resources Corporation (the “Company”), because he is not an affiliate and has beneficially owned the shares for at least one year and has met all the requirements of Rule 144 (the “Rule”).  In that connection, the Stockholder hereby represents:

1.                                       Neither the Stockholder, nor any person or entity listed below, presently is, or in the prior three months has been, an officer, director, more than 10% shareholder of the Company or, in any other way, an “Affiliate” of the Company as that term is used in paragraph (a) of Rule 144 (i.e., a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Company):

a.             Any Affiliate of the Stockholder;

b.                                      Any trust or estate in which the Stockholder or any person specified in (a) collectively own 10% or more of the beneficial interest or of which the Stockholder or any such person serves as trustee, executor or in any similar capacity;

c.                                       Any corporation or organizations in which the Stockholder or any person specified in (a) are the beneficial owners collectively of 10% or more of any class of equity securities or 10% or more of the equity interest.

2.                                       The shares are “restricted securities,” as that term is used in Rule 144(a)(3), and the Stockholder acquired and fully paid for the shares on December 16, 1998 and October 21, 2002, in the following manner:

a.                                       method of acquisition: Acquired the shares of convertible preferred stock from the Company and converted the convertible preferred stock into common stock.

b.                                      manner of payment:  An aggregate of $

3.                                       The stock has been both owned and fully paid for by the Stockholder for of in excess of one (1) year.

4.                                       The Stockholder consents to Company communicating and conferring with the Company, its attorneys, and its transfer agent in connection with the above request, and the Company, the Company’s counsel and the Company’s transfer agent are authorized to rely on the representations herein in connection with this sale.

Very truly yours,

John Mark McLaughlin

EXHIBIT D

MCLAUGHLIN RELEASE AGREEMENT

STOCKHOLDER RELEASE AGREEMENT

This Stockholder Release Agreement (the “Agreement”) is made by and between John Mark McLaughlin (the “Individual”) and the stockholder of Toreador Resources Corporation (the “Company”) who signs below (the “Stockholder”).

RECITALS

WHEREAS, the Individual is the Chairman of the Company’s Board of Directors (the “Board”);

WHEREAS, the Stockholder desires for the Chairman to resign his position;

WHEREAS, the Individual has agreed to resign if, among other things, the Stockholder releases all legal claims against him; and

WHEREAS, the Stockholder and the Individual desire to enter this Agreement to reflect their mutual undertakings, promises, and agreements arising from the Individual’s resignation.

NOW THEREFORE, in exchange for the valuable consideration paid or given under this Agreement, the receipt, adequacy, and sufficiency of which is hereby acknowledged, the parties knowingly and voluntarily agree to the following terms:

TERMS

1.               Resignation.  The Individual agrees to resign his position as Chairman of the Board immediately as of the date he receives fully executed copies of (a) the Resignation and Mutual Release Agreement being contemporaneously entered with the Company; (b) this Agreement; and (c) the Indemnity Agreement being contemporaneously entered with the Company (the “Resignation Date”).

2.               Mutual Releases.

a.                                       By the Individual.  In consideration of the Stockholder’s promises and undertakings in this Agreement, the Individual and his family members, heirs, successors, and assigns (collectively, the “Individual Releasing Parties”) hereby release, acquit, and forever waive and discharge any and all claims and demands of whatever kind or character, whether known, unknown, vicarious, derivative, direct or indirect, that he or they, individually, collectively, or otherwise, may have or assert against (i) the Stockholder; (ii) any parent, subsidiary, or affiliate of the Stockholder; (iii) any past or present officer, director, or employee of the entities just named in (i)-(ii), in their individual and official capacities; and (iv) any predecessors, successors, parent companies, subsidiaries, owners, stockholders, members, managers, operating units, affiliates, divisions, agents, representatives, officers, directors, partners, members, employees, fiduciaries, insurers, attorneys, successors, and assigns of the entities just named in (i)-(iii)

(collectively the “Stockholder Released Parties”).  This release includes without limitation any claim or demand arising out of or relating in any way to (i) the Individual’s service as a member of the Company’s Board and the resignation of that position; and (ii) any other alleged act, breach, conduct, negligence, gross negligence, or omission of the Stockholder or any of the other Stockholder Released Parties.  This release does not waive any rights or claims between the parties arising after this Agreement is signed or relating to the breach or enforcement of this Agreement or that certain Settlement Agreement by and among the Company, Nanes Balkany Partners I LP, Nigel J. Lovett, the Individual, Julien Balkany, Craig M. McKenzie and Peter Hill, effective the date hereof (the “Settlement Agreement”).

b.                                      By the Stockholder.  In consideration of the Individual’s undertakings in this Agreement, the Stockholder, on behalf of itself and its employees, subsidiaries, affiliates, successors, and assigns (collectively, the “Stockholder Releasing Parties”), hereby releases, acquits, and forever waives and discharges any and all claims and demands of whatever kind or character, whether known, unknown, vicarious, derivative, direct, or indirect that it or they, individually, collectively, or otherwise, may have or assert against the Individual in his individual, official, and all other capacities and the Individual’s family members, heirs, successors, and assigns (collectively the “Individual Released Parties”).  This release includes without limitation any claim or demand arising out of or relating in any way to (i) the Individual’s service as a director, officer, employee, fiduciary, agent, or in any other capacity for the Company or its subsidiaries or affiliates; and (ii) any other alleged act, breach, conduct, negligence, gross negligence, or omission of the Individual or any of the other Individual Released Parties.  This release does not waive any rights or claims between the parties arising after this Agreement is signed or relating to the breach or enforcement of this Agreement or the Settlement Agreement.

3.               Nonadmission of Liability or Wrongdoing.  This Agreement shall not in any manner constitute an admission of liability or wrongdoing on the part of Individual or any of the other Individual Released Parties.  The Individual and the other Individual Released Parties expressly deny any such liability or wrongdoing.  Except as necessary to enforce this Agreement, neither this Agreement nor any part of it may be construed, used, or admitted into evidence in any judicial, administrative, or arbitral proceedings as an admission of any kind by Individual or any of the other Individual Released Parties.

4.               Authority to Execute.  The Stockholder represents and warrants that it has the authority to execute this Agreement on behalf of all the Stockholder Releasing Parties.

5.               Governing Law; Severability; Interpretation.  This Agreement and the rights and duties of the parties under it shall be governed by the laws of the State of Texas, without regard to any conflicts of laws principles.  If any provision of this Agreement is held to be unenforceable, such provision shall be considered separate, distinct, and severable from the other remaining provisions of this Agreement, and shall not affect the validity or enforceability of such other remaining provisions; and in all other respects, this Agreement shall remain in full force and effect.  If any provision of this Agreement is held to be unenforceable as written but may be made to be enforceable by limitation, then such provision shall be enforceable to the maximum extent permitted by applicable law.  The language of all parts of this Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against any of the parties.

6.               Assignment and Assumption.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors, and permitted assigns.

7.               Entire Agreement.  This Agreement contains and represents the entire agreement of the parties with respect to the Individual’s resignation and the release of claims by the Stockholder by reason of his resignation, and supersedes all prior agreements and understandings, written and oral, between the parties with respect to the Individual’s resignation and the release of claims by the Stockholder upon or by reason of his resignation.

8.               Modification.  No provision of this Agreement may be amended, modified, or waived unless such amendment, modification, or waiver is agreed to in writing and signed by the Individual and the Stockholder.

9.               Paragraph Headings.  The paragraph headings in this Agreement are for convenience of reference only, form no part of this Agreement, and shall not affect its interpretation.

10.         Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

AGREED on the dates shown below:

JOHN MARK MCLAUGHLIN	NANES BALKANY PARTNERS I LP

	By:	Nanes Balkany Partners LLC
General Partner
John Mark McLaughlin
By:
		Name:	Julien Balkany
		Title:	Managing Member
Date Signed:		Date Signed:

EXHIBIT E

FORM OF INDEMNITY AGREEMENT

INDEMNITY AGREEMENT

This Agreement made and entered into as of this        day of January, 2009, by and between Toreador Resources Corporation, a Delaware corporation (the “Company”), and                            (“Indemnitee”), who is currently serving the Company in the capacity of a director and/or officer thereof;

W I T N E S S E T H:

WHEREAS, several stockholders of the Company have separately sought the resignation and replacement certain existing directors of the Company, including the Chairman and the Chief Executive Officer;

WHEREAS, the Chairman and CEO have agreed to this request in exchange for the Company’s entering into certain agreements, including separate Indemnity Agreements in this form, with each;

WHEREAS, Section 145 of the General Corporation Law of the State of Delaware and the Restated Certificate of Incorporation of the Company, which set forth certain provisions relating to the mandatory and permissive indemnification of, and advancement of expenses to, officers and directors (among others) of a Delaware corporation by such corporation, are specifically not exclusive of other rights to which those indemnified thereunder may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise; and

WHEREAS, after due consideration and investigation of the terms and provisions of this Agreement and the various other options available to the Company and the Indemnitee in lieu thereof, the Board of Directors of the Company has determined that the following Agreement is not only reasonable and prudent but necessary to promote and ensure the best interests of the Company and its stockholders;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Indemnitee, intending to be legally bound, do hereby agree as follows:

1.                                      Definitions.

As used in this Agreement:

(a)          “Enterprise” shall mean any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan, organization or other enterprise of which Indemnitee is or was serving at the request of the Company as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent.

(b)         The term “Expenses” includes, without limitation, all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in, or otherwise involved in, a Proceeding.  Should any payments by the Company under this Agreement be determined to be subject to any federal, state or local income or excise tax, Expenses will also include such amounts as are necessary to place Indemnitee in the same after-tax position, after giving effect to all applicable taxes, Indemnitee would have been in had such tax not have been determined to apply to those payments.  Expenses also shall include (i) Expenses incurred in connection with any appeal resulting from any Proceeding, including, without limitation, the premium, security for, and other costs relating to any cost bond, supersedeas bond, or other appeal bond or its equivalent and (ii) Expenses incurred by Indemnitee in connection with the interpretation, enforcement or defense of Indemnitee’s rights under this Agreement, by litigation or otherwise.

(c)          “Independent Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent:  (i) the Company or Indemnitee in any matter material to either such party (other than with respect to matters concerning the Indemnitee under this Agreement, or of other indemnitees under similar indemnification agreements), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder.  Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement.  The Company agrees to pay the reasonable fees and expenses of the Independent Counsel referred to above and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

(d)         “Proceeding” shall mean any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding irrespective of the initiator thereof.  The final disposition of a Proceeding shall be as determined by a settlement or the judgment of a court or other investigative or administrative body.  The Board of Directors shall not make a determination as to the final disposition of a Proceeding.

(e)          References to “fines” shall include any (i) excise taxes assessed with respect to any employee benefit plan and (ii) penalties; references to “serving at the request of the Company” shall include any service as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent which imposes duties on, or involves services by, such director, officer, trustee, general partner, managing member, fiduciary, employee or agent with respect to an Enterprise; and a person who acts in good faith and in a manner he reasonably believed to be in the interest of the Enterprise shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Agreement.

2.                                      Indemnity in Third Party Proceedings.  The Company shall indemnify Indemnitee in accordance with the provisions of this Section 2 if Indemnitee is a party to or is threatened to be made a party to or is otherwise involved in any Proceeding (other than a Proceeding by or in the right of the Company to procure a judgment in its favor) by reason of the fact that Indemnitee is or was a director and/or officer of the Company, or is or was serving at the request of the Company as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent of an Enterprise, against all Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee (or on his behalf) in connection with such Proceeding or any claim, issue or matter therein, provided it is determined pursuant to Section 7 of this Agreement or by the court having jurisdiction in the matter, that Indemnitee acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful.  The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Company, or, with respect to any criminal Proceeding, had no reasonable cause to believe that his conduct was unlawful.  Indemnitee shall have the right to employ Indemnitee’s own legal counsel in any Proceeding for which indemnification is available under this Section 2.

3.                                      Indemnity in Proceedings By or In the Right of the Company.  The Company shall indemnify Indemnitee in accordance with the provisions of this Section 3 if Indemnitee is a party to or is threatened to be made a party to or otherwise involved in any Proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director and/or officer of the Company, or is or was serving at the request of the Company as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent of an Enterprise, against all Expenses actually and reasonably incurred by Indemnitee (or on his behalf) in connection with such Proceeding provided it is determined pursuant to Section 7 of this Agreement or by the court having jurisdiction in the matter, that Indemnitee acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification shall be made under this Section 3 in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the Delaware Court of Chancery or the court in which such Proceeding was brought or is pending, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Expenses as the Delaware Court of Chancery or such other court shall deem proper.  Indemnitee shall have the right to employ Indemnitee’s own legal counsel in any Proceeding for which indemnification is available under this Section 3.

4.                                      Indemnification for Expenses of a Witness.  Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of the fact that Indemnitee is or was a director and/or officer of the Company, or is or was serving at the request of the Company as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent of an Enterprise, a witness in any Proceeding to which Indemnitee is not a party, he shall be indemnified against all Expenses actually and reasonably incurred by Indemnitee (or on his behalf) in connection therewith.

5.                                      Indemnification for Expenses of Successful Party.  Notwithstanding any other provision of this Agreement to the contrary, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any Proceeding referred to in Sections 2 and/or 3 of this Agreement, or in defense of any claim, issue or matter therein, including dismissal with or without prejudice, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by Indemnitee (or on his behalf) in connection therewith.  If Indemnitee is not wholly successful in any Proceeding referred to in Sections 2 and/or 3 of this Agreement, but is successful on the merits or otherwise (including dismissal with or without prejudice) as to one or more, but less than all claims, issues or matters therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by Indemnitee (or on his behalf) in connection with each successfully resolved claim, issue or matter.  For purposes of this Section 5, and without limitation, the termination of any claim, issue or matter in any Proceeding referred to in Sections 2 and/or 3 of this Agreement by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

6.                                      Advances of Expenses.  To the fullest extent permitted by applicable law, the Expenses incurred by Indemnitee pursuant to Sections 2 and/or 3 of this Agreement in connection with any Proceeding or any claim, issue or matter therein shall be paid by the Company currently and in advance of the final disposition of such Proceeding or any claim, issue or matter therein no later than 10 days after receipt by the Company of a request for an Expense advancement with appropriate documentation.  The undersigned Indemnitee hereby undertakes to repay the advanced Expenses to the Company to the extent that it is ultimately determined pursuant to Section 7, or, in the event the Indemnitee elects to pursue other remedies pursuant to Section 9, that the undersigned Indemnitee is not entitled to be indemnified therefor by the Company.  This agreement of Indemnitee to repay is unsecured and interest free.

7.                                      Procedure for Determination of Entitlement to Indemnification.

(a)          To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request.

(b)         Upon written request by Indemnitee for indemnification pursuant to this Agreement, a determination, if required by Independent Counsel in a written opinion to the Board of Directors of the Company, a copy of which shall be delivered to Indemnitee, shall be obtained by the Company at its expense; and, if it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within 10 days after such determination.  Any costs or expenses (including attorneys’ fees and disbursements) incurred by Indemnitee in cooperating with the person, persons or entity making the determination discussed in this Section 7(b) with respect to Indemnitee’s entitlement to indemnification, shall be borne by the Company (irrespective of the determination as to Indemnitee’s entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

(c)          The Independent Counsel shall be selected by Indemnitee and Indemnitee shall give written notice to the Company advising it of the identity of the Independent Counsel so selected.  The Company may, within 10 days after such written notice of selection shall have been given, deliver to the Indemnitee a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in this Agreement, and the objection shall set forth with particularity the factual basis of such assertion.  Absent a proper and timely objection, the person so selected shall act as Independent Counsel.  If such written objection is so made and substantiated, the Independent Counsel so selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit.  If, within 20 days after submission by Indemnitee of a written request for indemnification pursuant to Section 7(b) hereof, no Independent Counsel shall have been selected and not objected to, either the Company or Indemnitee may petition the Delaware Court of Chancery or other court of competent jurisdiction for resolution of any objection which shall have been made by the Company or Indemnitee to the other’s selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the Court or by such other person as the Court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 7(a) hereof.

(d)         Indemnitee will be deemed a party to a Proceeding for all purposes hereof if Indemnitee is named as a defendant or respondent in a complaint or petition for relief in that Proceeding, regardless of whether Indemnitee is ever served with process or makes an appearance in that Proceeding.

8.                                      Presumptions and Effect of Certain Provisions.

(a)          In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 7(a) of this Agreement, and the Company shall have the burden of proof in overcoming such presumption by clear and convincing evidence.  Neither the failure of the Independent Counsel to have made a determination prior to the commencement of such action pursuant to this Agreement that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Independent Counsel that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

(b)         If the Independent Counsel shall not have made a determination within 30 days after receipt by the Company of notice therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification.

(c)          For purposes of any determination of whether Indemnitee acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, Indemnitee had no reasonable cause to believe his conduct was unlawful (collectively, “Good Faith”), Indemnitee shall be deemed to have acted in Good Faith if Indemnitee’s action is based on the records or books of account of the Company and any other Enterprise of which Indemnitee is or was serving at the request of the Company as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent or information, opinions, reports or statements, including financial statements and other financial information, concerning the Company and any other Enterprise of which Indemnitee is or was serving at the request of the Company as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent or any other person which were prepared or supplied to Indemnitee by: (i) one or more officers or employees of the Company and any Enterprise of which Indemnitee is or was serving at the request of the Company as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent; (ii) appraisers, engineers, investment bankers, legal counsel or other persons as to matters Indemnitee reasonably believed were within the professional or expert competence of those persons; and (iii) any committee of the Board of Directors or equivalent managing body of the Company and any other Enterprise of which Indemnitee is or was serving at the request of the Company as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent of which Indemnitee is or was, at the relevant time, not a member.  The provisions of this Section 8(c) shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

(d)         The knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Company and any other Enterprise of which Indemnitee is or was serving at the request of the Company as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.

9.                                      Remedies of Indemnitee.

(a)          In the event that (i) a determination is made pursuant to Section 7(b) of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 6 of this Agreement, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 7(b) of this Agreement within the time period provided in

Section 8(b) after receipt by the Company of the request for indemnification, (iv) payment of indemnification is not made pursuant to Section 4, Section 5, the last sentence of Section 7(b), or the last sentence of Section 1(b) of this Agreement within 10 days after receipt by the Company of a written request therefor, or (v) payment of indemnification pursuant to Section 2 or Section 3 of this Agreement is not made within 10 days after a determination has been made that Indemnitee is entitled to indemnification, Indemnitee shall be entitled to an adjudication by the Delaware Court of Chancery of his entitlement to such indemnification or advancement of Expenses and appeals therefrom, concluding in a final and unappealable judgment by the Delaware Supreme Court.  The Board of Directors shall not make a determination as to the final disposition of such adjudication.  The Company shall not oppose Indemnitee’s right to seek any such adjudication.

(b)         In the event that a determination shall have been made pursuant to Section 7(b) of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding commenced pursuant to this Section 9 shall be conducted in all respects as a de novo trial on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination.

(c)          If a determination shall have been made pursuant to Section 7(b) of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 9, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

(d)         In the event that Indemnitee, pursuant to this Section 9, seeks a judicial adjudication of his rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all expenses (of the types described in the definition of Expenses in Section 1(b) of this Agreement) actually and reasonably incurred by him in such judicial adjudication regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification.

(e)          The Company shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 9 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that the Company is bound by all the provisions of this Agreement.

10.                               Indemnification and Advancement of Expenses Under this Agreement Not Exclusive; Survival of Rights.  The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Certificate of Incorporation or Bylaws of the Company, any other agreement, any vote of stockholders or disinterested directors, the General Corporation Law of the State of Delaware, or otherwise.  No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee prior to such amendment, alteration or repeal.  To the extent that a change in the General Corporation Law of the State of Delaware, whether by statute or judicial decision, permits greater indemnification or advancement of Expenses than would be afforded currently under the Certificate of Incorporation of the Company and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.  No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.  The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

11.                               Partial Indemnification.  If Indemnitee is entitled under any provision of this Agreement to indemnification or to receive advancement by the Company for a portion of the Expenses, judgments, fines, penalties or amounts paid in settlement actually and reasonably incurred by Indemnitee (or on his behalf) in connection with such Proceeding, or any claim, issue or matter therein, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

12.                               Rights Continued.  The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall continue as to Indemnitee even though Indemnitee may have ceased to be a director or officer of the Company and shall inure to the benefit of Indemnitee’s personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

13.                               No Construction as an Employment Agreement or Any Other Commitment.  Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be retained in the employ or as an officer of the Company or any of its subsidiaries, if Indemnitee currently serves as an officer of the Company, or to be renominated or reelected as a director of the Company, if Indemnitee currently serves as a director of the Company.

14.                               Liability Insurance.  To the extent the Company maintains an insurance policy or policies providing liability insurance for directors, officers, trustees, general partners, managing members, fiduciaries, employees or agents of the Company or any other Enterprise which such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms, to the maximum extent of the coverage available for any director, officer, trustee, general partner, managing member, fiduciary, employee or agent under such policy or policies.

15.                               No Duplication of Payments.  The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable under this Agreement if, and to the extent that, Indemnitee has otherwise actually received such payment under any contract, agreement or insurance policy, the Certificate of Incorporation or Bylaws of the Company, or otherwise.

16.                               Subrogation.  In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including without limitation the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

17.                               Exceptions.  Notwithstanding any other provision in this Agreement, the Company shall not be obligated pursuant to the terms of this Agreement, to (i) indemnify or advance Expenses to Indemnitee with respect to any claim, issue or matter therein, brought or made by Indemnitee by way of cross-claim, counter claim or the like, or (ii) indemnify Indemnitee with respect to any Proceeding in which final judgment is rendered against Indemnitee for an accounting of profits made from the purchase and sale or the sale and purchase by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Act.

18.                               Notices.  Any notice or other communication required or permitted to be given or made to the Company or Indemnitee pursuant to this Agreement shall be given if made in writing and deposited in the United States mail, with postage thereon prepaid, addressed to the person to whom such notice or communication is directed at the address of such person on the records of the Company, and such notice or communication shall be deemed given or made at the time when the same shall be so deposited in the United States mail.  Any such notice or communication to the Company shall be addressed to the Secretary of the Company.

19.                               Contractual Rights.  The right to be indemnified or to receive advancement of Expenses under this Agreement (i) is a contract right based upon good and valuable consideration, pursuant to which Indemnitee may sue, (ii) is and is intended to be retroactive and shall be available as to events occurring prior to the date of this Agreement and (iii) shall continue after any rescission or restrictive modification of this Agreement as to events occurring prior thereto.

20.                               Severability.  If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby;  to the fullest extent possible, the provisions of this Agreement shall be construed so as to give effect to the intent manifested by the provisions held invalid, illegal or unenforceable; and those provision or provisions held to be invalid, illegal or unenforceable for any reason whatsoever shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto.

21.                               Successors; Binding Agreement.  The Company shall require and cause any successor (whether direct or indirect) by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, by written agreement in form and substance reasonably satisfactory to Indemnitee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.  As used in this Agreement, “Company” shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid that executes and delivers the agreement provided for in this Section 21 or that otherwise becomes bound by the terms and provisions of this Agreement by operation of law.  This Agreement shall be binding upon the Company and its successors and assigns (including, without limitation, any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company) and will inure to the benefit of Indemnitee (and Indemnitee’s spouse, if Indemnitee resides in Texas or another community property state), heirs, executors and administrators.

22.                               Counterparts, Modification, Headings, Gender.

(a)          This Agreement may be executed in counterparts, each of which shall constitute one and the same instrument, and either party hereto may execute this Agreement by signing any such counterpart.

(b)         No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Indemnitee and an appropriate officer of the Company.  No waiver by any party at any time of any breach by any other party of, or compliance with, any condition or provision of this Agreement to be performed by any other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time.

(c)          Section headings are not to be considered part of this Agreement, are solely for convenience of reference, and shall not affect the meaning or interpretation of this Agreement or any provision set forth herein.

(d)         Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

23.                               Exclusive Jurisdiction; Governing Law.  The Company and Indemnitee agree that all disputes in any way relating to or arising under this Agreement, including, without limitation, any action for advancement of Expenses or indemnification, shall be litigated, if at all, exclusively in the Delaware Court of Chancery, and if necessary, the corresponding appellate courts.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.  The Company and Indemnitee (i) expressly submit themselves to the personal jurisdiction of the Delaware Court of Chancery for purposes of any action or proceeding arising out of or in connection with this Agreement, (ii)  waive any objection to the laying of venue of any such action or proceeding in the Delaware Court of Chancery, and

(iii) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court of Chancery has been brought in an improper or otherwise inconvenient forum.

24.                               Duration of Agreement.  This Agreement shall continue until and terminate upon the later of: (a) 10 years after the date that Indemnitee shall have ceased to serve as a director and/or officer of the Company or director, officer, trustee, general partner, managing member, fiduciary, employee or agent of any other Enterprise which Indemnitee served at the request of the Company; or (b) one year after the final, nonappealable termination of any Proceeding then pending in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any proceeding commenced by Indemnitee pursuant to Section 9 of this Agreement relating thereto.

25.                               Contribution.  If it is established, under Section 7 or otherwise, that Indemnitee has the right to be indemnified under this Agreement in respect of any claim, but that right is unenforceable by reason of applicable law or public policy, then, to the fullest extent applicable law permits, the Company, in lieu of indemnifying or causing the indemnification of Indemnitee under this Agreement, will contribute to the amount Indemnitee has incurred, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement or for Expenses reasonably incurred, in connection with that Proceeding, in such proportion as is deemed fair and reasonable in light of all the circumstances of that Proceeding in order to reflect:

the relative benefits Indemnitee and the Company have received as a result of the event(s) or transactions(s) giving rise to that Proceeding; or

the relative fault of Indemnitee and of the Company and its other functionaries in connection with those event(s) or transaction(s).

[remainder of page intentionally left blank; signatures on following page]

IN WITNESS WHEREOF, the Company and Indemnitee have executed this Agreement as of the date and year first above written.

TOREADOR RESOURCES CORPORATION

By:
Name:
Title:

INDEMNITEE:

EXHIBIT F

LETTER AGREEMENT

January 22, 2009

Craig M. McKenzie

17 Villosa Ridge Point

Calgary, Alberta, Canada T3Z 1H3

Dear Mr. McKenzie:

This letter agreement (the “Letter Agreement”) constitutes the terms of your employment with Toreador Resources Corporation (the “Company”) which employment may be formalized in greater detail in a future employment agreement.

The parties to this Letter Agreement hereby accept the following terms and conditions in return for the mutual consideration provided in this Letter Agreement:

1.               Term.  Craig M. McKenzie (“Executive”) and the Company agree that effective as of the date hereof (the “Effective Date”), Executive shall assume the role of President and Chief Executive Officer of the Company on an interim basis until such time as the Company appoints a President and Chief Executive Officer to assume such role on a non-interim basis (the “Term”) .

2.               Duties.  Executive shall faithfully, diligently and to the best of his ability perform such duties as are customarily performed by such officers of companies of similar size and in the same industry as the Company, together with such other duties as are mutually agreed by Executive and the board of directors (the “Board”) from time to time (which duties shall be consistent with his titles and positions as set forth above), and shall devote substantially all of his business time to the management of the business of the Company.  Executive shall perform Executive’s duties principally at the principal place of business of the Company located in Dallas, Texas or such other location as is consented to by Executive and the Board, with such travel to such other locations from time to time as Executive reasonably determines to be appropriate for the discharge of his duties or as the Board may prescribe.  Without limiting the foregoing, such duties shall, at the request of the Board, include serving as an officer or director of any subsidiary of the Company, without compensation. For services as an officer and employee of the Company, Executive shall be entitled to the full protection of the applicable indemnification provisions of the Certificate of Incorporation and Bylaws of the Company to the fullest extent permitted by law, which indemnification shall remain effective after termination of the Letter Agreement with respect to Executive’s actions and inaction during the term hereof.

3.               Base Salary.  Executive’s Base Salary shall be $35,000 per month with any salary due during any partial months during the Term being paid on a pro rata basis.  The Company shall pay Executive two times per month, in accordance with the payroll practices of the Company.  This amount is subject to applicable deductions and withholding.  In the event the Base Salary is adjusted, such adjusted Base Salary shall be payable to Executive under this Letter Agreement and in accordance with the payroll practices of the Company

(unless adjusted in the future pursuant to this paragraph), provided that no downward adjustment shall be made without Executive’s consent.

4.               Vacation.  For each three (3) months of service during which Executive is employed by the Company, Executive shall be entitled to one (1) week of paid vacation, to be taken in accordance with the Company’s policy then in effect.  Such vacations shall be taken at such times as are consistent with the reasonable business needs of the Company.

5.               Benefit Plans.  During his employment pursuant to this Letter Agreement, subject to eligibility requirements and applicable employee contributions, and except as otherwise expressly provided in this Letter Agreement, Executive shall be entitled to participate in the Company sponsored employee benefit plans, pension plans, 401(k) plans, medical benefit plans, group life insurance plans, hospitalization plans, or other employee welfare plans that the Company may adopt for employees generally from time to time during Executive’s employment pursuant to this Letter Agreement, and as such plans may be modified, amended, terminated, or replaced from time to time.  In addition, Executive shall receive such other compensation as the Board (or a committee thereof designated by the Board) may from time to time determine to pay Executive whether in the form of bonuses, stock options, incentive compensation or otherwise.  Notwithstanding anything to the contrary contained herein, the Company retains the right to amend, modify or terminate any of its employee benefit plans, policies or programs at any time.

6.               Fringe Benefits.  During his employment pursuant to this Letter Agreement, and except as otherwise provided in this Letter Agreement, Executive shall be entitled to participate on substantially the same terms and conditions in the Company sponsored fringe benefits generally provided to similarly situated personnel, such as sick pay.

7.               Reimbursement of Expenses.  The Company shall reimburse Executive for all reasonable out-of-pocket expenses incurred by Executive in the course of his duties, upon presentation of appropriate documentation of such costs as and when required by and to the satisfaction of the Company, on a basis that is consistent with the Company’s past practices.

8.               Termination of Employment.  Either party may terminate Executive’s employment with the Company at any time, upon five (5) business days notice for any reason.  The parties hereto acknowledge that Executive’s employment with the Company is and shall continue to be at-will, as defined under applicable law.  If Executive’s employment terminates for any reason, Executive shall not be entitled to any payments or benefits after the date of termination, other than as provided by this Letter Agreement or as may otherwise be available in accordance with the terms of the Company’s employee plans and written policies in effect at the time of termination.  Upon any termination of Executive’s employment with the Company, Executive will be deemed to have resigned as an officer and employee of the Company and its subsidiaries.

9.               General.

(a)                                  No provisions of this Letter Agreement may be modified, waived or discharged except in a writing signed and dated by Executive and the Company.  No waiver by any party at any time of any breach by another party of, or compliance with, any condition or provision of this Letter Agreement shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or any prior or subsequent time.

(b)                                 This Letter Agreement reflects the entire agreement of the parties with respect to its subject matter, and supersedes all previous agreements, promises, and representations.  No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Letter Agreement.

(c)                                  This Letter Agreement shall be governed and construed in all respects in accordance with the internal laws of the State of Texas (without giving effect to principles of conflicts of laws).

(d)                                 The invalidity or unenforceability of any provision of this Letter Agreement shall not affect the validity or enforceability of any other provision of this Letter Agreement, which shall remain in full force and effect.

(e)                                  This Letter Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

(f)                                    Executive acknowledges that he has read and understands this Letter Agreement, that Executive has had sufficient time and opportunity to consult with counsel regarding this Letter Agreement, and that Executive has entered into this Letter Agreement voluntarily and without coercion.

[Signature Page Follows]

TOREADOR RESOURCES CORPORATION

By:
Name:
Title:

EXECUTIVE:

(Signature)

(Print Address)

(Print Address)

(Print Telephone Number)

EXHIBIT G

PRESS RELEASE

Toreador Resources
13760 Noel Road
Suite 1100
Dallas, Texas 75240
214 559 3933
Fax 214 559 3945
www.toreador.net

NEWS RELEASE

TOREADOR RESOURCES AND NANES BALKANY REACH AGREEMENT

Company Appoints Craig McKenzie, Dr. Peter Hill and Julien Balkany to Board;

McKenzie to Serve as Interim CEO, Dr. Hill as Non-Executive Chairman

Company Committed to Maximizing Value for Shareholders and Maintaining Focus on
Core Assets in France and Hungary; Will Redeem Stockholder Rights Plan

Dallas, TX and New York, NY – (January 23, 2009) – Toreador Resources Corporation (“Toreador” or the “Company”) (NASDAQ: TRGL) and Nanes Balkany Partners I LP (“Nanes Balkany”), one of its largest stockholders, announced today that they have entered into a settlement agreement (the “Agreement”) pursuant to which the Company has appointed three new members to Toreador’s Board of Directors, Nigel J. Lovett has resigned as Chief Executive Officer, President and a director of the Company, and John M. McLaughlin has resigned as a non-executive Chairman and a director.  The Company has also appointed Craig McKenzie interim CEO effective immediately, while a search for a permanent CEO is completed.

Under the terms of the Agreement, Toreador has appointed Julien Balkany, Craig McKenzie and Dr. Peter Hill to its Board of Directors.  Accordingly, Nanes Balkany has withdrawn its nomination to elect a slate of three nominees to the Board at the 2009 annual meeting.  The Company has also agreed to redeem the Stockholder Rights Plan announced November 20, 2008 after obtaining the requisite approvals from its lender.

Herb Williamson, Vice Chairman of the Toreador Board, said, “We are pleased to have reached this meaningful agreement and believe this outcome is in the best interests of the Company and all of our stockholders.  Toreador has a great portfolio of oil and gas assets and we are confident that with the addition of Balkany, McKenzie and Hill, the Board will be able to continue its commitment to corporate governance best practices and will have the proactive support of our stockholders in order that Toreador can achieve its true potential and ambitious goals.  Going forward, we will continue to implement a cohesive strategic plan to enhance our operational and financial performance, following through with the planned divestiture of the Turkish operations and refocusing the Company’s efforts on its exciting upcoming exploration program in France and Hungary.”

Julien Balkany, Managing Member and Chief Investment Officer of Nanes Balkany Partners, stated, “We are pleased to have resolved our differences with Toreador amicably and we look forward to working together constructively with the remaining directors towards our common objective of maximizing stockholder value. Toreador’s renewed strategic direction as well as the appointment of Craig McKenzie as interim CEO and Dr. Peter Hill as non-executive Chairman, two industry experts with outstanding experience in the oil and gas industry, is an extremely positive step for the Company. Together, we will work diligently and proactively to position Toreador for success and unlock value for all stockholders.”

Biographies of the newly appointed Directors:

Craig Morgan McKenzie has over 23 years of experience in the oil and gas industry. Mr. McKenzie served as Chief Executive Officer and Director of Canadian Superior Energy Inc., a Canadian oil and gas exploration and production company with upstream operations in Canada, Trinidad & Tobago and Tunisia/Libya, from October 2007 until December 2008.  Prior to joining Canadian Superior Energy Inc., Mr. McKenzie served as the President, BG Trinidad & Tobago of BG Group plc, a gas exploration and production company, from May 2004 to September 2007, and served as a member of the Atlantic LNG shareholders’ board, from September 2004 to September 2007.  Prior to joining BG Group plc, Mr. McKenzie was at BP plc, following its merger with Amoco Corporation, from 1986 to May 2004 where he held various senior positions including, but not limited to, Head of North Sea Projects and Exploration Unit, Executive Assistant of Group Chief Executive and Lead Negotiator of the M&A Group. Mr. McKenzie holds a BS in Petroleum Engineering from Louisiana State University and an MBA from Kellogg School of Management at Northwestern University.

Peter J. Hill has over thirty five years of experience in the oil and gas industry. Dr. Hill has been serving as Non Executive Chairman of Austral Pacific Energy since 2006. Concomitantly Dr. Hill has been a Senior Advisor to Palo Alto Investors, a California-based private investment company since 2008. Dr. Hill served as President and Chief Executive of Harvest Natural Resources (ticker: HNR), a US oil and gas exploration and production companies with operations in Venezuela, the Gulf of Mexico, Gabon and Indonesia, from 2000 to 2005. Prior to joining Harvest Natural resources, Dr. Hill was Chief Operating Officer and Executive Director of Hardy Oil & Gas in London, from 1998 until 2000. From 1995 until 1997, Dr. Hill served as Managing Director of Deminex and was responsible for its worldwide exploration and production activities. Prior to 1995, Dr. Hill spent 22 years with BP plc holding several senior positions including Chief Geologist, Chief of Staff for BP Exploration, President of BP Venezuela and Regional Director for Central and South America. Dr. Hill holds a B.S. Degree in Geology from Southampton University, and a shared Doctorate of Philosophy in Sedimentology from Southampton University and Trinity College.

Julien Balkany has been serving as a managing member and Chief Investment Officer of Nanes Balkany Partners LLC since January 2008.  Concomitantly, Mr. Balkany has been a Managing Director at Nanes Delorme Capital Management LLC, a New York based financial advisory and broker-dealer firm, managing its oil and gas investment banking business since 2005. Mr. Balkany has executed several hundred million dollars worth of oil & gas transactions on both the buy-side and sell-side. Mr. Balkany’s most notable M&A assignments have included advising Maurel & Prom, PetroFalcon Corp., Lundin Petroleum, Heritage Oil Corp, Afren Plc, Perenco, Tullow, Vitol, Candax Energy, Carthago Oil, Range Energy and Surestream Petroleum.  Before joining Nanes Delorme Capital Management LLC and co-founding Nanes Balkany Partners, Mr. Balkany worked at Pierson Capital, a U.S. private investment firm focused primarily on emerging markets, from 2003 to 2005. Prior to that Mr. Balkany gained significant expertise in the Latin America Debt Capital Markets Group of Bear Stearns.  Mr. Balkany studied Political

Science at the Institute of Political Studies (France) and Finance at UC Berkeley.

About Toreador Resources

Toreador Resources Corporation is an independent international energy company engaged in the acquisition, development, exploration and production of natural gas, crude oil and other income-producing minerals. The company holds interests in developed and undeveloped oil and gas properties in France, Turkey, Romania and Hungary. More information about Toreador may be found at the company’s web site, http:///www.toreador.net.

Safe-Harbor Statement – Except for the historical information contained herein, the matters set forth in this news release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Toreador intends that all such statements be subject to the “safe-harbor” provisions of those Acts. Many important risks, factors and conditions may cause Toreador’s actual results to differ materially from those discussed in any such forward-looking statement. These risks include, but are not limited to, estimates of reserves, estimates of production, future commodity prices, exchange rates, interest rates, geological and political risks, drilling risks, product demand, transportation restrictions, the ability of Toreador to obtain additional capital, whether Toreador obtains approval to redeem the rights under the Stockholder Rights Plan, whether the previously disclosed Romanian transactions are completed in accordance with their terms, whether the transaction to sell a 26.75% interest in the South Akcakoca Sub-basin is completed on the terms contemplated, and other risks and uncertainties described in the company’s filings with the Securities and Exchange Commission. The historical results achieved by Toreador are not necessarily indicative of its future prospects. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

# # #

Contact:

Toreador Resources:

Charles J. Campise

Senior Vice President and Chief Financial Officer

(214) 559-3933

Nanes Balkany Partners:

Sard Verbinnen & Co.

Paul Caminiti/Dan Gagnier/Jane Simmons, (212) 687-8080

EXHIBIT H

FORM OF INDEMNITY AGREEMENT

INDEMNITY AGREEMENT

This Agreement made and entered into as of this        day of January, 2009, by and between Toreador Resources Corporation, a Delaware corporation (the “Company”), and                            (“Indemnitee”), who is currently serving the Company in the capacity of a director and/or officer thereof;

W I T N E S S E T H:

WHEREAS, Section 145 of the General Corporation Law of the State of Delaware and the Restated Certificate of Incorporation of the Company, which set forth certain provisions relating to the mandatory and permissive indemnification of, and advancement of expenses to, officers and directors (among others) of a Delaware corporation by such corporation, are specifically not exclusive of other rights to which those indemnified thereunder may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise; and

WHEREAS, after due consideration and investigation of the terms and provisions of this Agreement and the various other options available to the Company and the Indemnitee in lieu thereof, the Board of Directors of the Company has determined that the following Agreement is not only reasonable and prudent but necessary to promote and ensure the best interests of the Company and its stockholders;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Indemnitee, intending to be legally bound, do hereby agree as follows:

1.                                      Definitions.

As used in this Agreement:

(a)          “Enterprise” shall mean any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan, organization or other enterprise of which Indemnitee is or was serving at the request of the Company as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent.

(b)         The term “Expenses” includes, without limitation, all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in, or otherwise involved in, a Proceeding.  Should any payments by the Company under this Agreement be determined to be subject to any federal, state or local income or excise tax, Expenses will also include such amounts as are necessary to place Indemnitee in the same after-tax position, after giving effect to all applicable taxes, Indemnitee would have been in had such tax not have been determined to apply to those payments.  Expenses also shall include (i) Expenses incurred in connection with any appeal resulting from any Proceeding, including, without limitation, the premium, security for, and other costs relating to any cost bond, supersedeas bond, or other appeal bond or its equivalent and (ii) Expenses incurred by Indemnitee in connection with the interpretation, enforcement or defense of Indemnitee’s rights under this Agreement, by litigation or otherwise.

(c)          “Independent Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent:  (i) the Company or Indemnitee in any matter material to either such party (other than with respect to matters concerning the Indemnitee under this Agreement, or of other indemnitees under similar indemnification agreements), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder.  Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement.  The Company agrees to pay the reasonable fees and expenses of the Independent Counsel referred to above and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

(d)         “Proceeding” shall mean any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding irrespective of the initiator thereof.  The final disposition of a Proceeding shall be as determined by a settlement or the judgment of a court or other investigative or administrative body.  The Board of Directors shall not make a determination as to the final disposition of a Proceeding.

(e)          References to “fines” shall include any (i) excise taxes assessed with respect to any employee benefit plan and (ii) penalties; references to “serving at the request of the Company” shall include any service as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent which imposes duties on, or involves services by, such director, officer, trustee, general partner, managing member, fiduciary, employee or agent with respect to an Enterprise; and a person who acts in good faith and in a manner he reasonably believed to be in the interest of the Enterprise shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Agreement.

2.                                      Indemnity in Third Party Proceedings.  The Company shall indemnify Indemnitee in accordance with the provisions of this Section 2 if Indemnitee is a party to or is threatened to be made a party to or is otherwise involved in any Proceeding (other than a Proceeding by or in the right of the Company to procure a judgment in its favor) by reason of the fact that Indemnitee is or was a director and/or officer of the Company, or is or was serving at the request of the Company as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent of an Enterprise, against all

Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee (or on his behalf) in connection with such Proceeding or any claim, issue or matter therein, provided it is determined pursuant to Section 7 of this Agreement or by the court having jurisdiction in the matter, that Indemnitee acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful.  The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Company, or, with respect to any criminal Proceeding, had no reasonable cause to believe that his conduct was unlawful.  Indemnitee shall have the right to employ Indemnitee’s own legal counsel in any Proceeding for which indemnification is available under this Section 2.

3.                                      Indemnity in Proceedings By or In the Right of the Company.  The Company shall indemnify Indemnitee in accordance with the provisions of this Section 3 if Indemnitee is a party to or is threatened to be made a party to or otherwise involved in any Proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director and/or officer of the Company, or is or was serving at the request of the Company as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent of an Enterprise, against all Expenses actually and reasonably incurred by Indemnitee (or on his behalf) in connection with such Proceeding provided it is determined pursuant to Section 7 of this Agreement or by the court having jurisdiction in the matter, that Indemnitee acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification shall be made under this Section 3 in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the Delaware Court of Chancery or the court in which such Proceeding was brought or is pending, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Expenses as the Delaware Court of Chancery or such other court shall deem proper.  Indemnitee shall have the right to employ Indemnitee’s own legal counsel in any Proceeding for which indemnification is available under this Section 3.

4.                                      Indemnification for Expenses of a Witness.  Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of the fact that Indemnitee is or was a director and/or officer of the Company, or is or was serving at the request of the Company as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent of an Enterprise, a witness in any Proceeding to which Indemnitee is not a party, he shall be indemnified against all Expenses actually and reasonably incurred by Indemnitee (or on his behalf) in connection therewith.

5.                                      Indemnification for Expenses of Successful Party.  Notwithstanding any other provision of this Agreement to the contrary, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any Proceeding referred to in Sections 2 and/or 3 of this Agreement, or in defense of any claim, issue or matter therein, including dismissal with or without prejudice, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by Indemnitee (or on his behalf) in connection therewith.  If Indemnitee is not wholly successful in any Proceeding referred to in Sections 2 and/or 3 of this Agreement, but is successful on the merits or otherwise (including dismissal with or without prejudice) as to one or more, but less than all claims, issues or matters therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by Indemnitee (or on his behalf) in connection with each successfully resolved claim, issue or matter.  For purposes of this Section 5, and without limitation, the termination of any claim, issue or matter in any Proceeding referred to in Sections 2 and/or 3 of this Agreement by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

6.                                      Advances of Expenses.  To the fullest extent permitted by applicable law, the Expenses incurred by Indemnitee pursuant to Sections 2 and/or 3 of this Agreement in connection with any Proceeding or any claim, issue or matter therein shall be paid by the Company currently and in advance of the final disposition of such Proceeding or any claim, issue or matter therein no later than 10 days after receipt by the Company of a request for an Expense advancement with appropriate documentation.  The undersigned Indemnitee hereby undertakes to repay the advanced Expenses to the Company to the extent that it is ultimately determined pursuant to Section 7, or, in the event the Indemnitee elects to pursue other remedies pursuant to Section 9, that the undersigned Indemnitee is not entitled to be indemnified therefor by the Company.  This agreement of Indemnitee to repay is unsecured and interest free.

7.                                      Procedure for Determination of Entitlement to Indemnification.

(a)          To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request.

(b)         Upon written request by Indemnitee for indemnification pursuant to this Agreement, a determination, if required by Independent Counsel in a written opinion to the Board of Directors of the Company, a copy of which shall be delivered to Indemnitee; shall be obtained by the Company at its expense; and, if it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within 10 days after such determination.  Any costs or expenses (including attorneys’ fees and disbursements) incurred by Indemnitee in cooperating with the person, persons or entity making the determination discussed in this Section 7(b) with respect to Indemnitee’s entitlement to indemnification, shall be borne by the Company (irrespective of the determination as to Indemnitee’s entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

(c)          The Independent Counsel shall be selected by Indemnitee and Indemnitee shall give written notice to the Company advising it of the identity of the Independent Counsel so selected.  The Company may, within 10 days after such written notice of selection shall have been given, deliver to the Indemnitee a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in this Agreement, and the objection shall set forth with particularity the factual basis of such assertion.  Absent a proper and timely objection, the person so selected shall act as Independent Counsel.  If such written objection is so made and substantiated, the Independent Counsel so selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit.  If, within 20 days after submission by Indemnitee of a written request for indemnification pursuant to Section 7(b) hereof, no Independent Counsel shall have been selected and not objected to, either the Company or Indemnitee may petition the Delaware Court of Chancery or other court of competent jurisdiction for resolution of any objection which shall have been made by the Company or Indemnitee to the other’s selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the Court or by such other person as the Court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 7(a) hereof.

(d)         Indemnitee will be deemed a party to a Proceeding for all purposes hereof if Indemnitee is named as a defendant or respondent in a complaint or petition for relief in that Proceeding, regardless of whether Indemnitee is ever served with process or makes an appearance in that Proceeding.

8.                                      Presumptions and Effect of Certain Provisions.

(a)          In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 7(a) of this Agreement, and the Company shall have the burden of proof in overcoming such presumption by clear and convincing evidence.  Neither the failure of the Independent Counsel to have made a determination prior to the commencement of such action pursuant to this Agreement that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Independent Counsel that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

(b)         If the Independent Counsel shall not have made a determination within 30 days after receipt by the Company of notice therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification.

(c)          For purposes of any determination of whether Indemnitee acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, Indemnitee had no reasonable cause to believe his conduct was unlawful (collectively, “Good Faith”), Indemnitee shall be deemed to have acted in Good Faith if Indemnitee’s action is based on the records or books of account of the Company and any other Enterprise of which Indemnitee is or was serving at the request of the Company as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent or information, opinions, reports or statements, including financial statements and other financial information, concerning the Company and any other Enterprise of which Indemnitee is or was serving at the request of the Company as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent or any other person which were prepared or supplied to Indemnitee by: (i) one or more officers or employees of the Company and any Enterprise of which Indemnitee is or was serving at the request of the Company as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent; (ii) appraisers, engineers, investment bankers, legal counsel or other persons as to matters Indemnitee reasonably believed were within the professional or expert competence of those persons; and (iii) any committee of the Board of Directors or equivalent managing body of the Company and any other Enterprise of which Indemnitee is or was serving at the request of the Company as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent of which Indemnitee is or was, at the relevant time, not a member.  The provisions of this Section 8(c) shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

(d)         The knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Company and any other Enterprise of which Indemnitee is or was serving at the request of the Company as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.

9.                                      Remedies of Indemnitee.

(a)          In the event that (i) a determination is made pursuant to Section 7(b) of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 6 of this Agreement, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 7(b) of this Agreement within the time period provided in Section 8(b) after receipt by the Company of the request for indemnification, (iv) payment of indemnification is not made pursuant to Section 4, Section 5, the last sentence of Section 7(b), or the last sentence of Section 1(b) of this Agreement within 10 days after receipt by the Company of a written request therefor, or (v) payment of indemnification pursuant to Section 2 or Section 3 of this Agreement is not made within 10 days after a determination has been made that Indemnitee is entitled to indemnification, Indemnitee shall be entitled to an adjudication by the Delaware Court of Chancery of his entitlement to such indemnification or advancement of

Expenses and appeals therefrom, concluding in a final and unappealable judgment by the Delaware Supreme Court.  The Board of Directors shall not make a determination as to the final disposition of such adjudication.  The Company shall not oppose Indemnitee’s right to seek any such adjudication.

(b)         In the event that a determination shall have been made pursuant to Section 7(b) of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding commenced pursuant to this Section 9 shall be conducted in all respects as a de novo trial on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination.

(c)          If a determination shall have been made pursuant to Section 7(b) of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 9, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

(d)         In the event that Indemnitee, pursuant to this Section 9, seeks a judicial adjudication of his rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all expenses (of the types described in the definition of Expenses in Section 1(b) of this Agreement) actually and reasonably incurred by him in such judicial adjudication regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification.

(e)          The Company shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 9 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that the Company is bound by all the provisions of this Agreement.

10.                               Indemnification and Advancement of Expenses Under this Agreement Not Exclusive; Survival of Rights.  The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Certificate of Incorporation or Bylaws of the Company, any other agreement, any vote of stockholders or disinterested directors, the General Corporation Law of the State of Delaware, or otherwise.  No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee prior to such amendment, alteration or repeal.  To the extent that a change in the General Corporation Law of the State of Delaware, whether by statute or judicial decision, permits greater indemnification or advancement of Expenses than would be afforded currently under the Certificate of Incorporation of the Company and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.  No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.  The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

11.                               Partial Indemnification.  If Indemnitee is entitled under any provision of this Agreement to indemnification or to receive advancement by the Company for a portion of the Expenses, judgments, fines, penalties or amounts paid in settlement actually and reasonably incurred by Indemnitee (or on his behalf) in connection with such Proceeding, or any claim, issue or matter therein, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

12.                               Rights Continued.  The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall continue as to Indemnitee even though Indemnitee may have ceased to be a director or officer of the Company and shall inure to the benefit of Indemnitee’s personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

13.                               No Construction as an Employment Agreement or Any Other Commitment.  Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be retained in the employ or as an officer of the Company or any of its subsidiaries, if Indemnitee currently serves as an officer of the Company, or to be renominated or reelected as a director of the Company, if Indemnitee currently serves as a director of the Company.

14.                               Liability Insurance.  To the extent the Company maintains an insurance policy or policies providing liability insurance for directors, officers, trustees, general partners, managing members, fiduciaries, employees or agents of the Company or any other Enterprise which such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms, to the maximum extent of the coverage available for any director, officer, trustee, general partner, managing member, fiduciary, employee or agent under such policy or policies.

15.                               No Duplication of Payments.  The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable under this Agreement if, and to the extent that, Indemnitee has otherwise actually received such payment under any contract, agreement or insurance policy, the Certificate of Incorporation or Bylaws of the Company, or otherwise.

16.                               Subrogation.  In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including without limitation the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

17.                               Exceptions.  Notwithstanding any other provision in this Agreement, the Company shall not be obligated pursuant to the terms of this Agreement, to (i) indemnify or advance Expenses to Indemnitee with respect to any claim, issue or matter therein, brought or made by Indemnitee by way of cross-claim, counter claim or the like, or (ii) indemnify Indemnitee with respect to any Proceeding in which final judgment is rendered against Indemnitee for an accounting of profits made from the purchase and sale or the sale and purchase by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Act.

18.                               Notices.  Any notice or other communication required or permitted to be given or made to the Company or Indemnitee pursuant to this Agreement shall be given if made in writing and deposited in the United States mail, with postage thereon prepaid, addressed to the person to whom such notice or communication is directed at the address of such person on the records of the Company, and such notice or communication shall be deemed given or made at the time when the same shall be so deposited in the United States mail.  Any such notice or communication to the Company shall be addressed to the Secretary of the Company.

19.                               Contractual Rights.  The right to be indemnified or to receive advancement of Expenses under this Agreement (i) is a contract right based upon good and valuable consideration, pursuant to which Indemnitee may sue, (ii) is and is intended to be retroactive and shall be available as to events occurring prior to the date of this Agreement and (iii) shall continue after any rescission or restrictive modification of this Agreement as to events occurring prior thereto.

20.                               Severability.  If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby;  to the fullest extent possible, the provisions of this Agreement shall be construed so as to give effect to the intent manifested by the provisions held invalid, illegal or unenforceable; and those provision or provisions held to be invalid, illegal or unenforceable for any reason whatsoever shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto.

21.                               Successors; Binding Agreement.  The Company shall require and cause any successor (whether direct or indirect) by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, by written agreement in form and substance reasonably satisfactory to Indemnitee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.  As used in this Agreement, “Company” shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid that executes and delivers the agreement provided for in this Section 21 or that otherwise becomes bound by the terms and provisions of this Agreement by operation of law.  This Agreement shall be binding upon the Company and its successors and assigns (including, without limitation, any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company) and will inure to the benefit of Indemnitee (and Indemnitee’s spouse, if Indemnitee resides in Texas or another community property state), heirs, executors and administrators.

22.                               Counterparts, Modification, Headings, Gender.

(a)          This Agreement may be executed in counterparts, each of which shall constitute one and the same instrument, and either party hereto may execute this Agreement by signing any such counterpart.

(b)         No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Indemnitee and an appropriate officer of the Company.  No waiver by any party at any time of any breach by any other party of, or compliance with, any condition or provision of this Agreement to be performed by any other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time.

(c)          Section headings are not to be considered part of this Agreement, are solely for convenience of reference, and shall not affect the meaning or interpretation of this Agreement or any provision set forth herein.

(d)         Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

23.                               Exclusive Jurisdiction; Governing Law.  The Company and Indemnitee agree that all disputes in any way relating to or arising under this Agreement, including, without limitation, any action for advancement of Expenses or indemnification, shall be litigated, if at all, exclusively in the Delaware Court of Chancery, and if necessary, the corresponding appellate courts.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.  The Company and Indemnitee (i) expressly submit themselves to the personal jurisdiction of the Delaware Court of Chancery for purposes of any action or proceeding arising out of or in connection with this Agreement, (ii) waive any objection to the laying of venue of any such action or proceeding in the Delaware Court of Chancery, and (iii waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court of Chancery has been brought in an improper or otherwise inconvenient forum.

24.                               Duration of Agreement.  This Agreement shall continue until and terminate upon the later of: (a) 10 years after the date that Indemnitee shall have ceased to serve as a director and/or officer of the Company or director, officer, trustee, general partner, managing member, fiduciary, employee or agent of any other Enterprise which Indemnitee served at the request of the Company; or (b) one year after the final, nonappealable termination of any Proceeding then pending in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any proceeding commenced by Indemnitee pursuant to Section 9 of this Agreement relating thereto.

25.                               Contribution.  If it is established, under Section 7 or otherwise, that Indemnitee has the right to be indemnified under this Agreement in respect of any claim, but that right is unenforceable by reason of applicable law or public policy, then, to the fullest extent applicable law permits, the Company, in lieu of indemnifying or causing the indemnification of Indemnitee under this Agreement, will contribute to the amount Indemnitee has incurred, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement or for Expenses reasonably incurred, in connection with that Proceeding, in such proportion as is deemed fair and reasonable in light of all the circumstances of that Proceeding in order to reflect:

(a)          the relative benefits Indemnitee and the Company have received as a result of the event(s) or transactions(s) giving rise to that Proceeding; or

(b)         the relative fault of Indemnitee and of the Company and its other functionaries in connection with those event(s) or transaction(s).

[remainder of page intentionally left blank; signatures on following page]

IN WITNESS WHEREOF, the Company and Indemnitee have executed this Agreement as of the date and year first above written.

TOREADOR RESOURCES CORPORATION

By:
Name:
Title:

INDEMNITEE: